UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Staffing 360 Solutions, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

757 3rd Avenue

27th Floor

New York, NY 10017

(646) 507-5710

Dear Stockholder:

You are invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), which will take place on December 27, 2023 at 10:00 a.m., New York time. The Annual Meeting will be conducted in a virtual format at www.virtualshareholdermeeting.com/STAF2023.

This year’s Annual Meeting will be conducted in a virtual format only in order to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STAF2023. You will also be able to dial in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Enclosed with this letter are your Notice of Annual Meeting of Stockholders, proxy statement and proxy card. Also provided is the Company’s 2022 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022. The proxy statement describes the business that will be acted upon at the Annual Meeting. Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. The Notice of Annual Meeting of Stockholders, our proxy statement and the 2022 Annual Report are also available at www.proxyvote.com.

Your vote is very important. Whether or not you expect to be present at the Annual Meeting, please read the enclosed proxy statement and vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote online or by phone, or by mail by following the instructions on the proxy card or voting instruction card you received. Voting online or by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote at the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

If you plan to attend the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your ongoing support. We hope you will attend the virtual Annual Meeting.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: December 27, 2023

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), will be held at 10:00 a.m. New York time on December 27, 2023, virtually over the Internet at www.virtualshareholdermeeting.com/STAF2023, for the following purposes:

(1)	to elect two Class I directors to serve until the 2025 annual meeting of stockholders, one Class II director to serve until the 2024 annual meeting of stockholders and one non-classified director to serve until the 2024 annual meeting of stockholders, or in each case, until their respective successors have been duly elected and qualified (“Proposal 1”);

(2)	to approve an amendment to the Company’s 2021 Omnibus Incentive Plan, as amended (the “2021 Plan”) to increase the aggregate number of shares of common stock, par value $0.00001 per share, (the “Common Stock”), of the Company reserved for issuance under the 2021 Plan by 1,560,000 shares to a total of 2,060,000 shares (“Proposal 2”);

(3)	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of Common Stock from 200,000,000 to 250,000,000 shares (“Proposal 3”); and

(4)	to approve an amendment to the Charter to effect, at the discretion of the Company’s Board of Directors (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 4”); and

(5)	to transact any other business properly brought before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends that you vote “FOR” each director nominee named in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4 at the Annual Meeting.

This year’s Annual Meeting will be conducted in a virtual format only in order to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STAF2023, and entering the 16-digit control number included on the proxy card or on the instructions. You will also be able to dial in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you received.

The Board has fixed the close of business on November 14, 2023 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or at any postponement(s) or adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting.

Hard copies of this Notice of Annual Meeting of Stockholders, the proxy statement and additional proxy materials are being mailed to stockholders of record beginning on or about December 11, 2023. These materials are also available at www.proxyvote.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the virtual Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares at or prior to the virtual Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By order of our Board

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 27, 2023

This proxy statement is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on the Internet at www.virtualshareholdermeeting.com/STAF2023, on December 27, 2023 at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any postponement(s) or adjournment(s) thereof.

Unless the context otherwise requires, in this proxy statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries on a consolidated basis, and we use the terms “stockholder(s)” and “holder(s) of record” to refer to holders of shares of our common stock, par value $0.00001 per share, entitled to vote at the Annual Meeting. The Company effected a one-for-six reverse stock split on June 30, 2021 and a one-for-ten reverse stock split on June 24, 2022 (together, the “Prior Reverse Stock Splits”). All share and per share information in this proxy statement has been retroactively adjusted to reflect the Prior Reverse Stock Splits.

The executive offices of the Company are located at, and the mailing address of the Company is, 757 Third Avenue, 27th Floor, New York, New York 10017.

On or about December 11, 2023, we will begin mailing printed copies of this proxy statement, along with the Notice, the 2022 Annual Report and proxy card to our stockholders of record as of the close of business on November 14, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we provide to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What am I voting on?

At this year’s Annual Meeting, you will be asked to:

(1)	elect two Class I directors to serve until the 2025 annual meeting of stockholders, one Class II director to serve until the 2024 annual meeting of stockholders and one non-classified director to serve until the 2024 annual meeting of stockholders, or in each case, until their respective successors have been duly elected and qualified (the “Director Election Proposal”);

(2)	approve an amendment to the Company’s 2021 Omnibus Incentive Plan, as amended (the “2021 Plan”) to increase the aggregate number of shares of common stock, par value $0.00001 per share, (the “Common Stock”), of the Company reserved for issuance under the 2021 Plan by 1,560,000 shares to a total of 2,060,000 shares (the “2021 Plan Amendment Proposal”);

(3)	approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of Common Stock from 200,000,000 to 250,000,000 shares (the “Common Stock Increase Proposal”); and

(4)	approve an amendment to the Charter to effect, at the discretion of the Company’s Board of Directors (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”); and

(5)	transact any other business properly brought before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

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How can I access the virtual Annual Meeting?

A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Annual Meeting webcast, you must register by visiting www.virtualshareholdermeeting.com/STAF2023 on December 27, 2023 using your desktop or mobile device.

The Annual Meeting will begin promptly at 10:00 A.M., New York time, on December 27, 2023. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 15 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the Annual Meeting.

Why is the Company seeking authorization to effect a reverse stock split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Charter (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-20, such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split”), and granting the Board the discretion to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex D. The Reverse Stock Split will reduce the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of the Common Stock and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex D. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth above and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record of our Common Stock and Series H Preferred Stock at the close of business on November 14, 2023 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, there were 7,812,190 shares of Common Stock and 9,000,000 shares of Series H Preferred Stock outstanding. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting. The list will also be available online during the Annual Meeting.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), each share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement. Each holder of Series H Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series H Preferred Stock held by such holder is convertible with respect to any and all matters presented to the common stockholders for their action or consideration at the Annual Meeting. Certain holders of Series H Preferred Stock have entered into a voting rights agreement related to the Series H Preferred Stock such that such holders have agreed, at every meeting of our stockholders, and at every adjournment or postponement thereof, to appear or issue a proxy to a third party to be present for purposes of establishing a quorum, and to vote all applicable shares in favor of each matter proposed and recommended for approval by our Board either in person or by proxy, amongst other provisions. As of the Record Date, the stockholder parties to the voting rights agreement own shares of the Series H Preferred Stock convertible into an aggregate of approximately 350,004 shares of Common Stock, representing approximately 4.5% of our Common Stock outstanding at such time. The voting rights agreement will terminate on the third anniversary of the date of its effectiveness.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our transfer agent, you are considered the stockholder of record with respect to those shares of stock. The Notice has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” Your broker, bank or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your nominee regarding how to vote your shares.

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How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record, you may vote over the Internet, by telephone, by mail or during the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

●	Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 26, 2023. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number found on the proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on December 26, 2023. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

●	Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

●	Vote online during the Annual Meeting. To vote online during the Annual Meeting, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. You are entitled to virtually attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.

By completing and submitting the proxy card or by submitting your instructions via the Internet or by telephone, you will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has appointed Brendan Flood or, in his absence, Alicia Barker, to serve as the proxy for the Annual Meeting. Submitting a proxy will not affect your right to virtually attend the Annual Meeting and change your vote online during the Annual Meeting.

How do I vote my shares if I hold my shares in “street name”?

If you hold your shares in “street name,” your broker, bank or other nominee should provide you with a request for voting instructions along with the proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you sign but do not fully complete the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposals for which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares during the Annual Meeting.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

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Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting virtually or are unable to attend.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of the proxy materials (consisting of this proxy statement, the accompanying Notice, our 2022 Annual Report and the proxy card or voting instruction form). For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a copy of the proxy materials, including a proxy card, for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

How does the Board recommend that I vote my shares?

The full recommendations of our Board are set forth together with the description of each proposal elsewhere in this proxy statement. In summary, the Board recommends a vote:

●	“FOR” the election of the directors named in the Director Election Proposal;
●	“FOR” the 2021 Plan Amendment Proposal;
●	“FOR” the Common Stock Increase Proposal; and
●	“FOR” the Reverse Stock Split Proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How will my proxy vote my shares if I do not provide specific voting instructions?

If you are a record holder who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you did not provide any voting instructions, and such shares will be voted in the following manner:

●	“FOR” the election of the directors named in the Director Election Proposal;
●	“FOR” the 2021 Plan Amendment Proposal;
●	“FOR” the Common Stock Increase Proposal; and
●	“FOR” the Reverse Stock Split Proposal.

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank or other nominee will be unable to vote your shares on any of the proposals other than the Common Stock Increase Proposal and the Reverse Stock Split Proposal. See “What is a broker non-vote?”

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Corporate Secretary in writing at 757 Third Avenue, 27th Floor, New York, New York 10017, that you are revoking your proxy before 5:00 p.m., Eastern Time, on December 26, 2023;

●

submitting a new proxy at a later date via the Internet, phone or by signing and delivering a new proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	virtually attending and voting online at the Annual Meeting.

If you are a “street name” holder, your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Logging in for virtual attendance at the Annual Meeting alone will not revoke your proxy.

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What constitutes a quorum?

The presence in person or by proxy of the holders of record of one-third of the shares entitled to vote at a meeting of stockholders constitutes a quorum for purposes of the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. See “What is a broker non-vote?”

If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Common Stock Increase Proposal and the Reverse Stock Split Proposals are considered “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal or the 2021 Plan Amendment Proposal.

Assuming a quorum is present at the Annual Meeting, what vote is required to approve each proposal and what are my voting choices with respect to each proposal?

●	Director Election Proposal. The election of our director nominees requires the approval of a majority of the votes validly cast with respect to such nominee; provided that if the number of nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. Accordingly, for a nominee to be validly appointed to our Board, the number of shares voted “FOR” that director nominee must exceed the number of votes cast “AGAINST” such director nominee.

For the Director Election Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN” separately for each nominee. Abstentions and broker non-votes will have no effect on this proposal.

●

2021 Plan Amendment Proposal. The approval of the 2021 Plan Amendment Proposal will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on such proposal represented in person or by proxy.

For the 2021 Plan Amendment Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on this proposal.

●	Common Stock Increase Proposal. The approval of the Common Stock Increase Proposal will require the votes cast for the proposal to exceed the votes cast against the proposal.

For the Common Stock Increase Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN”. Abstentions will have no effect on this proposal. Broker non-votes are not expected to occur with respect to the Common Stock Increase Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. To the extent broker non-votes do occur, they will have no effect on this proposal.

●	Reverse Stock Split Proposal. The approval of the Reverse Stock Split Proposal will require the votes cast for the proposal to exceed the votes cast against the proposal.

For the Reverse Stock Split Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have no effect on this proposal. Broker non-votes are not expected to occur with respect to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. To the extent broker non-votes do occur, they will have no effect on this proposal.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against the 2021 Plan Amendment Proposal. Abstentions will have no effect on the Director Election Proposal, the Common Stock Increase Proposal or the Reverse Stock Split Proposal.

Broker non-votes will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal, the 2021 Plan Amendment Proposal, the Common Stock Increase Proposal or the Reverse Stock Split proposal.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. The inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Will the Company change its name as a result of the Reverse Stock Split?

No. The Company will retain the name “Staffing 360 Solutions, Inc.” and will remain incorporated under the laws of the State of Delaware.

Will the Reverse Stock Split change the business of Staffing?

No. The Reverse Stock Split will not change the current business of the Company. Following the Reverse Stock Split, we will continue to operate in the staffing sector.

5

Will Staffing have the same directors and executive officers that the Company currently has following the Reverse Stock Split?

Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingsdale”), the proxy solicitation firm hired by the Company, at an approximate cost of $30,000, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting. Our organizational documents prohibit cumulative voting in the election of directors.

Where can I find the voting results of the Annual Meeting?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact Staffing 360 Solutions, Inc., by sending a request to our Corporate Secretary at 757 Third Avenue, 27th Floor, New York, NY 10017. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale, if you have any questions or need assistance in voting your shares. Banks, brokers and stockholders may call Kingsdale toll-free at 1-800-775-4067 (or call collect outside North America at +1-646-854-8013) or may send an email to contactus@kingsdaleadvisors.com.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Delaware General Corporation Law and our organizational documents. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees comprised of certain directors.

Executive Officers and Directors

Executive officers serve at the Board’s discretion until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. For information regarding our directors’ terms of office, see “Proposal 1—Director Election Proposal.” The name, age and position of our executive officers and directors as of the Record Date are set forth below.

Name and Address	Age	Positions
Brendan Flood	59	Chairman, Chief Executive Officer, President and Director
Joe Yelenic	61	Senior Vice President, Corporate Finance (Principal Financial Officer)
Alicia Barker	53	Chief Operating Officer, Executive Vice President and Director
Dimitri Villard	80	Director
Nicholas Florio	60	Director
Vincent Cebula	59	Director

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Brendan Flood, Chairman, Chief Executive Officer, President and Director. Mr. Flood has been the Chairman or Executive Chairman and a Director of the Company since January 7, 2014. He assumed the role of Chairman and Chief Executive Officer (“CEO”) on December 19, 2017 and has been in the staffing industry for over 20 years. Mr. Flood joined the Company upon the sale to us of his business, Initio International Holdings Limited (“Initio”), on January 3, 2014, where he was the chairman and chief executive officer. He had previously acquired Initio as part of a management buy-out, which he led, in January 2010. Prior to Initio, Mr. Flood worked in several staffing companies, including Hudson Global Resources Inc. (“Hudson Global Resources”), which he brought to the Nasdaq National Market on April 1, 2003 as a spin-off from Monsterworldwide Inc. (“Monsterworldwide”). His experience while at Monsterworldwide included numerous M&A transactions, operational management in both London and New York, and various senior financial roles. Mr. Flood graduated from Dublin City University in Ireland with a Bachelor of Arts Degree in Accounting and Finance. Mr. Flood’s strong financial background and years of experience at major staffing firms like Monsterworldwide and Hudson Global Resources qualifies him to be the President and Chief Executive Officer and Chairman of the Board given our core business in the staffing industry. Mr. Flood has served as Chairman of the Mergers and Acquisitions Committee since its inception in October 2021.

Joe Yelenic, Senior Vice President, Corporate Finance. Mr. Yelenic joined us as a result of the acquisition of Headway on May 18, 2022. During his 18 years with Headway, he served in senior financial roles, including Director of Internal Audit and Chief Financial Officer. Mr. Yelenic was instrumental in overseeing Headway’s growth in revenues during this time. Mr. Yelenic assumed the role of President, Chief Operating Officer for Headway in January 2019. As a licensed CPA with over thirty-eight years of financial management experience, primarily in HR outsourcing and temporary staffing industries, Mr. Yelenic provides strategic financial and operational leadership in his role involving financial planning and analysis for the Company. His experience includes several M&A transactions beginning with the buyout of SPEC Group Holdings in 1994, where he helped facilitate six years of accelerated growth before its acquisition by TMP Worldwide. Mr. Yelenic graduated from Duquesne University in Pittsburgh Pennsylvania with a Bachelor of Science degree in accounting. Mr. Yelenic has served as the Company’s Senior Vice President, Corporate Finance since May 2022.

Alicia Barker, Chief Operating Officer, Executive Vice President and Director. Alicia Barker has served as a director on the Board since April 2018 and as Executive Vice President and Chief Operating Officer since July 2018. Ms. Barker brings over two decades of extensive human resources, communication and operational expertise to her role. From July 2016 to July 2018, she served as principal and owner of Act II Consulting, providing human resources consulting and professional coaching services to individuals and corporations. From May 2014 to May 2016, Ms. Barker served as senior vice president, Human Resources at Barker, a full-service advertising agency where she led talent procurement and executive development. She also previously served on the executive team as vice president, Human Resources at Hudson North America, a global talent solutions company, as vice president, Human Resources, at Grey Group, a global advertising and marketing agency, and before that, as Human Resources Director at Icon/Nicholson, which designs, develops, and produces prepackaged computer software. Over the past several years, Ms. Barker has held positions on not-for-profit boards in her local community. Ms. Barker was also solicited to be the Campaign Manager for the Mayoral Campaign in the town of Westfield, New Jersey during the 2018 election. Ms. Barker’s educational background includes a major in Communications, a SHRM-CP Certification in HR and a Professional Coaching Certification. Ms. Barker’s extensive human resources expertise qualifies her to be a director on the Board. Ms. Barker has served on the Mergers and Acquisitions Committee since its inception in October 2021.

Dimitri Villard, Director. Dimitri Villard has been a director on the Board since July 2012. Mr. Villard was chairman and chief executive officer of Peer Media Technologies, Inc., a public company Internet technology business, from February 2009 to December 2012. Peer Media Technologies, Inc. changed its name from ARTISTdirect, Inc. in May 2010. Prior to that, Mr. Villard served as interim chief executive officer from March 6, 2008 and as a director from January 2005 until 2012. Mr. Villard has also served as president and a director of Pivotal BioSciences, Inc., a biotechnology company, from September 1998 to August 2018. In addition, since January 1982, he has served as president and director of Byzantine Productions, Inc. Previously, Mr. Villard was a director at the investment banking firm, SG Cowen and affiliated entities, a position held from January 1997 to July 1999. From 2004 to 2008, Mr. Villard served as chairman of the board of directors of Dax Solutions, Inc., an entertainment industry digital asset management venture, and from July 2012 until September 2013, he was a member of the board of directors of The Grilled Cheese Truck Company, a public company. He is also a member of the Los Angeles chapter of the Tech Coast Angels, a private venture capital group. Mr. Villard received a Bachelor of Arts from Harvard University and a Master of Science degree from China International Medical University, and is a Certified Business Coach. He is the Chairman of the Compensation and Human Resources Committee and serves on the Nominating and Corporate Governance Committee, the Audit Committee, the Mergers and Acquisitions Committee and, since August 2022, as Lead Independent Director. Mr. Villard’s experience as an officer and/or director of several public companies, as well as an investment banker, qualifies him to be a director on the Board.

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Nicholas Florio, Director. Nicholas Florio has been a director on the Board since May 2014. Mr. Florio provides business consulting and financial advice to a variety of closely held private businesses. He is a retired audit and accounting partner for Citrin Cooperman & Company, LLP (“Citrin Cooperman”). Mr. Florio had been with Citrin Cooperman for over 25 years. He currently serves as a consultant with Citrin Cooperman. With over 30 years of experience in the staffing and employment arena, Mr. Florio served as the practice leader of Citrin Cooperman’s employment and staffing area. Mr. Florio’s experience in this area included providing advice on corporate structuring; design of stock incentive and deferred compensation plans; merger and acquisition due diligence and consulting; among general business and tax advice. He was also a member of the board of directors of both the New York Staffing Association (“NYSA”) and New Jersey Staffing Association and was the president of the Industry Partner Group of NYSA for over 20 years. Prior to his retirement Mr. Florio was also a long-standing member of the Citrin Cooperman’s executive committee. A graduate of Pace University, Mr. Florio is a member of the New York State Society of Certified Public Accountants as well as the American Institute of CPAs. He is the Chairman of our Nominating and Corporate Governance Committee as of August 2022 and serves on the Audit Committee, the Compensation and Human Resources Committee and the Mergers and Acquisitions Committee. Mr. Florio’s acute knowledge of financial and accounting matters, with an emphasis in the staffing industry through his role as audit and accounting partner for Citrin Cooperman, qualifies him to be a director on the Board.

Vincent Cebula, Director. Vincent Cebula has been a director on the Board since July 2021. Mr. Cebula has a decades-long and successful history as an independent director in a number of both public and private companies, operating advisor and investor in special situations, including 35 years of experience in private equity, investment banking and operational restructurings. From 2013 through 2021, Mr. Cebula was Chief Operating Officer, Co-Founder and Operating Advisor of Solace Capital Partners, L.P. an alternative asset manager focused on distressed debt and special situation investment opportunities in middle-market companies. Earlier in his career, he was Managing Director at Oaktree Capital Management, LLC and its predecessor, Trust Company of the West, and later at Jefferies Capital Partners where he was active in investing on behalf of funds representing more than $4 billion in combined capital commitments. He began his career as an investment banker at Drexel Burnham Lambert. Mr. Cebula graduated from Wharton School, University of Pennsylvania summa cum laude earning a B.S. Economics degree with concentrations in Finance and Decision Science. He currently serves as an Independent Director on the board of Independence Contract Drilling, Inc., a publicly traded oil field services company, and on the board of another private company. Mr. Cebula is the Chairman of the Audit Committee as of August 2022 and serves on the Compensation and Human Resources Committee, the Nominating and Corporate Governance Committee and the Mergers and Acquisitions Committee. Mr. Cebula’s extensive skills and experience in business and finance, including corporate governance, capital markets and tax planning, qualifies him to be a director on the Board.

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Board Composition

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board has been fixed to six directors. Subject to any rights applicable to any then outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Our Board is classified into three classes, designated Class I, Class II and Non-Classified. Class I and Class II directors have a term of two years or until such director’s successor is duly elected or qualified. Non-Classified Directors serve a term of one-year or until such director’s successor is duly elected or qualified. The terms of Class I directors and Non-Classified director expire at this Annual Meeting, and the term of Class II directors will expire at the Company’s annual meeting of stockholders to be held in 2024.

Board Meetings; Annual Meeting Attendance

For the fiscal year ended December 31, 2022 (“Fiscal 2022”), the Board met 12 times. Each director attended 100% of the total number of meetings of the Board and committees of the Board during Fiscal 2022. Directors are encouraged, but are not required, to attend our annual meeting of stockholders. All directors attended our 2022 annual meeting of stockholders.

Independence of Directors

In determining the independence of our directors, the Board applied the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. After considering all relevant facts and circumstances, the Board has determined that each of Messrs. Villard, Florio, and Cebula is independent within the definition of independence under Nasdaq Listing Rules. In making this determination, the Board considered, among other things, (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and described under “Governance of the Company—Related Party Transactions” beginning on page 16 and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none. If all of the director candidates nominated for election at the Annual Meeting are elected, our Board will consist of a majority of four independent directors out of a total of six directors on our Board.

Committees of the Board

Our Board currently has four standing committees: the Audit Committee, the Compensation and Human Resources Committee, the Nominating and Corporate Governance Committee, and the Mergers and Acquisitions Committee, each of which is described below. All standing committees operate under a charter that has been approved by the Board. Copies of the charters of the Audit Committee, Compensation and Human Resources Committee, Nominating and Governance Committee, and the Mergers and Acquisitions Committee can be found on our Internet site www.staffing360solutions.com.

Audit Committee. Our Audit Committee of the Board (the “Audit Committee”) is composed of Messrs. Vincent Cebula (Chairman), Nicholas Florio, and Dimitri Villard. Our Board has determined that each member of our Audit Committee is an independent director under current Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our financial statements. Our Board has also determined that Mr. Cebula qualifies as an Audit Committee ‘‘financial expert’’ as defined in Item 407(d)(5) of Regulation S-K and that he has accounting or related financial management expertise as required under the applicable Nasdaq rules. The Audit Committee formally met 9 times during Fiscal 2022. Until August 2022, Mr. Florio served as the Chairman of the Audit Committee. Mr. Cebula has served as Chairman of the Audit Committee since August 2022.

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The purpose of the Audit Committee is to assist the Board in its oversight of: (1) the integrity of the Company’s financial reporting and systems of internal accounting control, (2) the independence, qualifications and performance of the Company’s independent registered public accounting firm, and (3) the Company’s compliance with legal and regulatory requirements. Our Audit Committee’s primary responsibilities and obligations are set forth in the charter of the Audit Committee and include, among other things:

●	appointing, compensating, retaining and overseeing the work of the independent auditor;

●	pre-approving all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services;

●	reviewing the annual audited financial statements, quarterly financial statements, quarterly earnings announcements and other public announcements regarding our results of operations with management and the independent auditor;

●	reviewing and approving all related party transactions;

●	reviewing major changes to our accounting and auditing principles and practices as suggested by management or the independent auditor;

●	meeting periodically with management to review our major financial and business risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

●	obtaining and reviewing, at least annually, a report by the independent auditor describing the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

●	considering and evaluating, at least annually, the independence of the independent auditor;

●	receiving reports from our independent auditor and management regarding, and reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures; and

●	establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation and Human Resources Committee. Our Compensation and Human Resources Committee (the “Compensation and Human Resources Committee”) is composed of Messrs. Dimitri Villard (Chairman), Vincent Cebula and Nicholas Florio. Our Board has determined that each member of the Compensation and Human Resources Committee (i) meets the definition of “independence” under the rules and regulations of the SEC and Nasdaq and (ii) is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act. The Compensation and Human Resources Committee formally met 13 times during Fiscal 2022. Until August 2022, Mr. Jeff Grout served as the Chairman of the Compensation and Human Resources Committee. Mr. Villard has served as Chairman of the Compensation and Human Resources Committee since August 2022.

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Our Compensation and Human Resources Committee’s primary responsibilities and obligations are set forth in the charter of the Compensation and Human Resources Committee and include, among other things:

●	reviewing and determining the compensation of our executive officers and our compensation philosophy;

●	administering our equity incentive and bonus plans;

●	reviewing and approving incentive compensation and equity plans;

●	reviewing and evaluating the performance of our executive officers; and

●	reviewing and approving the design of other benefit plans pertaining to our executives and employees.

Pursuant to the Compensation and Human Resources Committee Charter, the Compensation and Human Resources Committee may delegate authority and assign responsibility with respect to its functions to such officers of the Company, or committees comprised of such persons, as it may deem appropriate from time to time, or to a subcommittee of the Compensation and Human Resources Committee. We did not engage any consultants in determining or recommending the amount or form of executive officer and director compensation during 2022.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”) is composed of Messrs. Nicholas Florio (Chairman), Dimitri Villard, and Vincent Cebula. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as an “independent” member of the Board as defined by the rules and regulations of the SEC and Nasdaq. The Nominating and Corporate Governance Committee formally met 5 times during Fiscal 2022. Until August 2022, Mr. Villard served as the Chairman of the Nominating and Corporate Governance Committee. Mr. Florio has been serving as Chairman of the Nominating and Corporate Governance Committee since August 2022.

The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and proposing potential director nominees to the Board for consideration. Our Nominating and Corporate Governance Committee’s primary responsibilities and obligations are set forth in the charter of the Nominating and Corporate Governance Committee and include, among other things:

●	recommending, based on criteria established by the Nominating and Corporate Governance Committee, to the Board candidates for election or reelection to the Board at each annual meeting of stockholders of the Company or any other meeting of our stockholders where the election of a class of directors is to be considered;

●	recommending to the Board candidates for election by the Board to fill vacancies occurring on the Board;

●	considering stockholders’ nominees in accordance with applicable rules and regulations and developing procedures regarding the stockholder nomination process;

●	evaluating and making recommendations to the Board concerning the structure, composition and functioning of the Board and all Board committees;

●	developing and recommending to the Board from time to time corporate governance guidelines applicable to us and administering our existing governance policies, including its Code of Ethics; and

●	reviewing any issues relating to conflicts of interests.

Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee of the Board (the “M&A Committee”) was formed on October 22, 2021. The M&A Committee is composed of Brendan Flood (Chairman), Vincent Cebula, Nicholas Florio, Alicia Barker, and Dimitri Villard. The M&A Committee shall be comprised of at least two (2) “independent” members of the Board as defined by the rules and regulations of the SEC and Nasdaq. Mr. Cebula, Mr. Villard and Mr. Florio are independent within this definition. The M&A Committee formally met 1 time during Fiscal 2022.

The purpose of the M&A Committee is to assist the Board in: (i) reviewing and recommending merger and acquisition transactions, including financing, proposed by the Company’s management; (ii) reviewing and recommending strategic investment transactions and dispositions of material assets proposed by our management; (iii) proposing the assessment of potential acquisitions and mergers; and (iv) performing and carrying out the other duties set forth in the charter of the M&A Committee.

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Our M&A Committee’s primary responsibilities and obligations are to:

●	Review our strategy regarding mergers, acquisitions, and dispositions with management.

●	Recommend acquisition targets, strategies, and dispositions of material assets to the Board, as appropriate.

●	Provide the Board with such additional information and materials as appropriate to assist the Board in its evaluation, understanding, or oversight of any proposed merger, acquisition, investment, or disposition.

●	Report regularly to the Board following meetings of the M&A Committee, with respect to such matters as are relevant to the M&A Committee’s discharge of responsibilities, and with updated status of all proposed acquisitions, divestitures and investments as the M&A Committee may deem appropriate.

●	Retain outside legal or other consultants or advisors as may be appropriate to assist the M&A Committee’s performance of its functions, or to advise or inform the M&A Committee.

●	Have all such other rights and powers as may be lawfully delegated to it by the Board.

Policies with Regard to Stockholder Recommendations

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should be accompanied by the information that is specified in the Bylaws, including the candidate’s name, biographical information, information regarding any relationships between the candidate and us within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Staffing 360 Solutions, Inc.

757 Third Avenue

27th Floor

New York, NY 10017

Attention: Corporate Secretary

In addition, the Bylaws permit stockholders to nominate directors for consideration at an annual meeting of the stockholders. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. The exclusive means by which a stockholder may nominate a director pursuant to the Bylaws shall be by delivery of a notice to the Secretary setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (e) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Board, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant the Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

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Board Leadership Structure and Risk Oversight

Our Chairman of the Board (the “Chairman”), who also serves as our President and CEO, presides at all meetings of the Board. Dimitri Villard has been serving as our lead independent director since August 2022. Our lead independent director chairs the executive sessions of our Board meetings; provides feedback to the Chairman and Chief Executive Officer; if appropriate, and in coordination with executive management, is available for consultation and direct communication with major stockholders; and leads the Board’s evaluation of the Chairman and Chief Executive Officer. We have a chair for each committee of our Board, all of whom are independent directors except for Mr. Flood, who serves as the Chairman of the M&A Committee. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our Board.

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a Board committee or the full Board for oversight as follows:

●	Full Board – Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

●	Audit Committee – Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

●	Compensation and Human Resources Committee – Risks and exposures associated with leadership assessment and compensation programs and arrangements, including incentive plans.

●	Nominating and Corporate Governance Committee – Risks and exposures relating to corporate governance and management and director succession planning.

●	Mergers and Acquisitions Committee – Risks and exposures associated with mergers, acquisitions, investments, and dispositions.

Director Qualifications and Board Diversity Matrix

Our Board and our Nominating and Corporate Governance Committee seek independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In evaluating potential Board candidates, our Board and our Nominating and Corporate Governance Committee consider, among other things, the level of relevant experience, financial literacy, business acumen of the candidate and the candidate’s independence from the Company in light of the current makeup and independence of the Board. We aim to maintain a Board consisting of at least a majority of independent directors. Qualified candidates for director are those who, in the judgment of the Nominating and Corporate Governance Committee and the Board, have had significant decision-making responsibility, and have business, legal or academic experience, including experience in disciplines relevant to our businesses, and who will represent the best interests of the stockholders as a whole rather than special interest constituencies. The Nominating and Corporate Governance Committee and the Board will also consider the nominee’s willingness and ability to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring of experience and viewpoints of Board members.

We have no formal policy regarding Board diversity. In evaluating nominations to the Board, the Nominating and Corporate Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating and Corporate Governance Committee also takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

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The current director candidates were recommended by the Nominating and Corporate Governance Committee and nominated by the full Board.

Rule 5605 of the Nasdaq Stock Market (the “Nasdaq Board Diversity Rule”), which was approved by the SEC on August 6, 2021, is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. This rule requires companies listed on the Nasdaq exchange to: (1) publicly disclose board-level diversity statistics using a standardized template; and (2) have or explain why they do not have at least two diverse directors. In alignment with the Diversity Objective described in section 5605(f) of the Nasdaq Board Diversity Rule, as a Smaller Reporting Company (as defined in Rule 12b-2 under the Exchange Act), we set an objective to have at least two members of the Board who self-identify as diverse (as defined in section 5605(f)(1) of the Nasdaq Board Diversity Rule), including at least one diverse director who self-identified as female. As per the Nasdaq Board Diversity Rule, the second director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an underrepresented minority.

Our current board composition is reflected in the following matrix:

Director Resignation Policy

Pursuant to the Bylaws, we have adopted a director resignation policy which provides that our Board shall only nominate individuals for election or re-election to our Board if such individuals agree in advance to tender irrevocable resignations that become effective upon (i) the failure to receive the requisite vote for re-election at the next annual meeting of stockholders at which they face re-election and (ii) Board acceptance of such resignation. In the event that an incumbent director fails to receive the requisite vote for re-election to the Board, our Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, and the applicable director will abstain from participating in any decision as to his or her resignation.

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Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Family Relationships

There are no family relationships among any of our executive officers or any of our directors.

Code of Ethics

We have adopted a Code of Ethics and Whistleblower Policy that apply to our executive officers, directors, employees and our subsidiaries.

We have posted our Code of Ethics and our Whistleblower Policy on our website at https://www.staffing360solutions.com/cm/investors/corporate-governance. In the event that we make any amendments to, or grant any waivers of, a provision of our code of ethics that applies to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on our website.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy that, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our common stock. In addition, they are also prohibited from pledging our securities.

Conflicts of Interest

Members of our executive management team are required by their respective employment agreements with the Company to devote substantially all of their business time to our affairs. However, our directors are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as directors on the Board. Although the directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their Board duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to the attention of our directors and may relate to our business operations. Our directors are, so long as they are our directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement would be a breach of the fiduciary duties of the director. If we or the companies with which the directors are affiliated both desire to take advantage of an opportunity, then said directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so.

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Our officers are, so long as they remain officers, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us exclusively during the term of their employment, and offered first to us on a right of first refusal basis for one year after any termination. A breach of this requirement would be a breach of the fiduciary duties of the officer and a breach of his or her employment agreement. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Communications with the Board

Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board (or a particular member or committee thereof) at 757 Third Avenue, 27th Floor, New York, NY 10017.

These communications will be reviewed by the office of the President who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. At each meeting of the Board, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge, based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that all directors, officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during Fiscal 2022.

Related Party Transactions

Review, Approval or Ratification of Transactions with Related Persons. Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing and approving all related party transactions, including those required to be disclosed as a “related party transaction” under applicable federal securities laws. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Summary of Related Party Transactions. Described below are transactions occurring since January 1, 2021 and any currently proposed transactions to which we were a party and in which the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at January 1, 2022 and January 2, 2021, and in which any related person had or will have a direct or indirect material interest, excluding executive compensation arrangements described elsewhere herein.

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The Jackson Transactions

On February 5, 2021, we entered into a Limited Consent and Waiver with Jackson Investment Group, LLC (“Jackson”) whereby, among other things, Jackson agreed that we may use 75% of the proceeds from this offering to redeem a portion of the 2020 Jackson Note (as defined below) and 25% of the net proceeds from this offering to redeem a portion of our Series E Convertible Preferred Stock (the “Base Series E Preferred Stock”), notwithstanding certain provisions of the certificate of designation for the Base Series E Preferred Stock that would have required us to use all the proceeds from this offering to redeem the Base Series E Preferred Stock. In addition, we also agreed in the Limited Consent and Waiver to additional limits on our ability to incur other indebtedness, including limits on advances under our revolving loan facility with MidCap Funding X Trust (“MidCap”). We also agreed that to the extent that any of our Paycheck Protection Program Loans were forgiven after this offering, Jackson may convert the Base Series E Preferred Stock and Series E-1 Convertible Preferred Stock (the “Series E-1 Preferred Stock”) that remained outstanding into a secured note that is substantially similar to the Second Amended and Restated 12% Senior Secured Note originally due September 30, 2022 (as amended, the “2020 Jackson Note”). On April 8, 2021, the Limited Consent and Waiver was extended to June 17, 2021.

Jackson also entered into a Limited Waiver and Agreement with us on February 5, 2021, whereby Jackson agreed that it would not convert any shares of the Base Series E Preferred Stock or Series E-1 Preferred Stock into shares of our common stock or exercise any warrants to purchase shares to the extent that doing so would cause the number of our authorized shares of common stock to be less than the number of shares being offered in the public offering of 3,642,547 shares of common stock, which closed on February 12, 2021. Jackson also waived any event of default under the Series E Certificate of Designation and the 2020 Jackson Note that would result from us having an insufficient number of authorized shares of common stock to honor conversions of the Base Series E Preferred Stock and exercise of Jackson’s warrants. On April 8, 2021, the Limited Waiver and Agreement was extended to June 17, 2021, and on May 6, 2021, in connection with the Exchange (as defined below), the Limited Waiver and Agreement was extended to June 30, 2021.

On May 6, 2021, we entered into an Exchange Agreement with Jackson, pursuant to which, among other things, Jackson agreed to exchange 6,172 shares of our Series E Preferred Stock and 1,493 shares of our Series E-1 Convertible Preferred Stock for an equivalent number of shares of our Series G Convertible Preferred Stock, par value $0.00001 per share and Series G-1 Convertible Preferred Stock, par value $0.00001 per share (collectively, the “Series G Preferred Stock”, and such transaction, the “Exchange”). The Exchange was consummated on May 6, 2021.

On July 21, 2021, we exchanged our outstanding shares of Series G Convertible Preferred Stock and Series G-1 Preferred Stock for senior indebtedness by issuing to Jackson a new 12% Senior Secured Note, in aggregate principal amount of $7,733,000 (the “New Note”), which amount represented all of our outstanding Series G Preferred Stock and Series G-1 Convertible Preferred Stock held by Jackson as of July 21, 2022. The New Note was deemed issued pursuant to the Second Amended and Restated Note Purchase Agreement.

Under the terms of the New Note, we were required to pay interest on the New Note at a per annum rate of 12%, in cash only, accruing from and after the date of the Note and until the entire principal balance of the Note shall have been repaid in full, and on and at all times during which the “Default Rate” (as defined in the Second Amended and Restated Note Purchase Agreement) applies, to the extent permitted by law, at a per annum rate of 17%. The entire outstanding principal balance of the New Note was due and payable in full on September 30, 2022. Upon an Event of Default (as defined in the Amended Note Purchase Agreement), the principal of the New Note and all accrued and unpaid interest thereon may be accelerated and declared or otherwise become due and payable in accordance with the terms of the Second Amended and Restated Note Purchase Agreement.

On July 22, 2021 we entered into a Limited Consent with Jackson whereby, among other things, Jackson agreed that we could effect a registered direct offering and concurrent private placement (the “July 2021 Offerings”) and use $5 million of the net proceeds thereof to pay accrued and unpaid interest and prepay a portion of the outstanding principal balance of the 2020 Jackson Note, notwithstanding certain provisions of the certificate of designation for the Series G Convertible Preferred Stock that would have required us to use all the proceeds from the July 2021 Offerings to redeem the Series G Preferred Stock.

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On April 18, 2022, we and Jackson entered into a limited consent and wavier (the “Headway Limited Consent”) related to the Second Amended and Restated Note Purchase Agreement. The Headway Limited Consent permitted, among other things, the Headway Acquisition (as defined herein) and issuance of Series H Preferred Stock, and additionally granted one-time waivers under the Second Amended and Restated Note Purchase Agreement of (i) the occurrence of a breach of a financial covenant as of the first fiscal quarter ended March 31, 2022, and (ii) the delivery of certain audited financial statements until May 2, 2022.

On each of September 28, 2022, October 13, 2022 and October 21, 2022, we and Jackson entered into a limited consents (the “2022 Limited Consents”) related to the Second Amended and Restated Note Purchase Agreement. The 2022 Limited Consents each extended the maturity date of the 2020 Jackson Note to October 14, 2022, October 21, 2022 and October 28, 2022, respectively.

On October 27, 2022, we entered into the Third Amended and Restated Note Purchase Agreement with Jackson (the “Third A&R Agreement”), which amended and restated the Second Amended and Restated Note Purchase Agreement, dated October 26, 2020, as amended, and issued to Jackson the Third Amended and Restated Senior Secured 12% Promissory Note (the “2022 Jackson Note”), with a remaining outstanding principal balance of approximately $9.0 million.

Under the terms of the Third A&R Agreement and the 2022 Jackson Note, we are required to pay interest on the 2022 Jackson Note at a per annum rate of 12% and in the event we have not repaid in cash at least 50% of the outstanding principal balance of the 2022 Jackson Note by October 27, 2023, then interest on the outstanding principal balance of the 2022 Jackson Note shall continue to accrue at 16% per annum of the outstanding principal balance of the 2022 Jackson Note until the 2022 Jackson Note is repaid in full. The Third A&R Agreement also extends the maturity date of the 2022 Jackson Note from October 28, 2022 to October 14, 2024. On October 27, 2022, in connection with the Third A&R Agreement, we issued to Jackson 100,000 shares of common stock (the “Jackson Shares”) and a warrant to purchase up to 24,332 shares of common stock at an exercise price of $3.06 per share (the “Jackson Warrant”). The Jackson Warrant is exercisable six months from October 27, 2022, and expires on October 27, 2027.

Pursuant to the Third A&R Agreement, we are required to file a resale registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Jackson Shares and the shares of common stock issuable upon the exercise of the Jackson Warrant no later than 60 days after October 27, 2022, and to use reasonable best efforts to have such registration statement declared effective thereafter. Additionally, pursuant to the Third A&R Agreement, we agreed that upon the registration statement being declared effective under the Securities Act, we shall also (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with Jackson’s intended method of disposition, (ii) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of securities or, in the case of an underwritten public offering, the managing underwriter, may reasonably request, and (iii) notify Jackson when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose.

On October 27, 2022, in connection with the Third A&R Agreement, we entered into an Omnibus Amendment and Reaffirmation Agreement with Jackson, which, among other things, amended (i) the Amended and Restated Security Agreement, dated as of September 15, 2017, as amended, and (ii) the Amended and Restated Pledge Agreement, dated as of September 15, 2017, as amended, to reflect certain of the terms as updated and amended by the Third A&R Agreement. On October 27, 2022, in connection with the entry into the Third A&R Agreement, we entered into Amendment No. 4 (“Amendment No. 4”) to the Amended and Restated Warrant Agreement (as amended, the “Existing Warrant”) with Jackson. Pursuant to Amendment No. 4, the exercise price of the Existing Warrant was reduced from $60.00, such exercise price adjusted to give effect to the 1-for-6 reverse stock split effectuated on June 30, 2021, and the 1-for-10 Reverse Stock Split, effectuated on June 23, 2022, to $3.06 per share. The term of the Existing Warrant was also extended to January 26, 2028. Pursuant to the Existing Warrant, as amended from time to time, Jackson may purchase up to 15,093 shares of common stock.

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On October 27, 2022, in connection with the Third A&R Agreement, the 2022 Jackson Note and Amendment No. 27 to the Midcap Credit and Security Agreement (as defined below), by and between us and MidCap, dated as of October 27, 2022, we, Jackson and MidCap entered into the Fifth Amendment to Intercreditor Agreement (the “Fifth Amendment”), which amended the Intercreditor Agreement, dated September 15, 2017, by and between is, Jackson and MidCap, as amended. The Fifth Amendment, among other things, permits the increase of the credit commitments under the Credit and Security Agreement between the Company and Midcap (the “Midcap Credit and Security Agreement”) as amended by Amendment No. 27 to $32.5 million.

On June 30, 2023, the Company and Jackson entered into an amendment (“Amendment No. 1”) to the 2022 Jackson Note to amend the interest payment dates of July 1, 2023, August 1, 2023, and September 1, 2023 to October 1, 2023, November 1, 2023 and December 1, 2023, respectively.

On August 30, 2023, the Company and the guarantor parties thereto (together with the Company, the “Obligors”) entered into that certain First Omnibus Amendment and Reaffirmation Agreement to the Note Documents (the “First Omnibus Amendment Agreement”) with Jackson, which First Omnibus Amendment Agreement, among other things: (i) amends the Third A&R Agreement, (ii) provided for the issuance of a new 12% Senior Secured Promissory Note due October 14, 2024 (the “2023 Jackson Note” and together with the 2022 Jackson Note, the “Jackson Notes”) to Jackson, and (iii) joins certain subsidiaries of the Company to (a) that certain Amended and Restated Pledge Agreement, dated as of September 15, 2017 (as amended by the First Omnibus Amendment Agreement, the “Pledge Agreement”) and (b) that certain Amended and Restated Security Agreement, dated as of September 15, 2017 (as amended by the Amendment Agreement, the “Security Agreement”), as either subsidiary guarantors or pledgors (as applicable) and amends certain terms and conditions of each of the Pledge Agreement and the Security Agreement.

Pursuant to the First Omnibus Amendment Agreement, interest on the 2022 Jackson Note, evidencing the obligations of the Obligors under the Third A&R Agreement and executed by the Company in favor of Jackson, shall be paid in cash and continue to accrue at a rate per annum equal to 12% until the principal amount of the 2022 Jackson Note has been paid in full. In the event that Company has not repaid in cash at least 50% of the outstanding principal balance of the 2022 Jackson Note as of the date of the First Omnibus Amendment Agreement or on or before October 27, 2023, then interest on the outstanding principal balance of the 2022 Jackson Note will accrue at 16% per annum until the 2022 Jackson Note is repaid in full. All accrued and unpaid interest on the outstanding principal of the 2022 Jackson Note shall be due and payable in arrears in cash on a monthly basis; provided that (i) the interest payment that would be due on September 1, 2023 shall instead be due December 1, 2023 and (ii) the amount of each such deferred interest payment shall be added to the principal amount of the 2022 Jackson Note. Notwithstanding the foregoing, the amount necessary to satisfy such accrued but unpaid interest on the 2022 Jackson Note as of the date of the First Omnibus Amendment was retained by Jackson from the aggregate purchase price of the 2023 Jackson Note, along with certain out-of-pocket fees and expenses, including reasonable attorney’s fees, incurred by Jackson in connection with the First Omnibus Amendment Agreement, the 2023 Jackson Note and related documents thereto.

In addition, pursuant to the terms of the Third A&R Agreement, as amended by the First Omnibus Amendment Agreement, until all principal interest and fees due pursuant to the Third A&R Agreement and the Jackson Notes are paid in full by the Company and are no longer outstanding, Jackson shall have a first call over 50% of the net proceeds from all common stock equity raises the Company conducts, which shall be used to pay down any outstanding obligations due pursuant to the Note Documents. The 2022 Jackson Note continues to be secured by substantially all of the Company and its subsidiaries’ assets as a second lien holder to MidCap in the United States and HSBC in the United Kingdom, pursuant to the Security Agreement.

On August 30, 2023, in connection with the First Omnibus Amendment Agreement, the 2023 Jackson Note and Amendment No. 28 to the Midcap Credit and Security Agreement (“Amendment No. 28”), the Company, Jackson, the Lenders and MidCap entered into the Sixth Amendment to Intercreditor Agreement (the “Sixth Amendment”), which amended the Intercreditor Agreement, dated as of September 15, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between the Company, Jackson and MidCap. The Sixth Amendment, among other things, provides for (i) consent by the Lenders to the Amendment Agreement and (ii) consent by Jackson to Amendment No. 28.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Overview

The compensation program for our executive officers, as presented in the summary compensation table below, is administered by our Board and our Compensation and Human Resources Committee. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this executive compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individual who served as our principal executive officer during Fiscal 2022; (ii) our two most highly compensated executive officers, other than the individual who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, with compensation during Fiscal 2022 of $100,000 or more; and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2022. We refer to these individuals as our “named executive officers.” For Fiscal 2022, our named executive officers and the positions in which they served are:

●	Brendan Flood, our Chairman and Chief Executive Officer;

●	Joe Yelenic, our Senior Vice President of Corporate Finance; and

●	Alicia Barker, our Chief Operating Officer.

The named executive officers, including our Chief Executive Officer, do not participate in any part of the process of reviewing and setting their own compensation levels. The Chief Executive Officer acts in an advisory capacity in setting compensation for executives other than himself and defers to the decisions of the Compensation and Human Resources Committee.

For Fiscal 2022, the compensation of our named executive officers consisted of salary, an annual cash bonus and equity awards, as well as benefits such as medical coverage, life insurance and 401(k) contributions.

All amounts presented in this section are in whole dollar amounts. All compensation amounts presented in British pounds have been translated using the foreign currency average exchange rates, unless otherwise indicated.

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Summary Compensation Table

	Fiscal	Salary	Bonus(1)	Stock Awards (2) (3)	Option Awards (4)	All Other Compensation (5)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Brendan Flood	Fiscal 2022	503,000	300,000	30,192	327,669	29,345	1,190,206
Chairman and Chief Executive Officer	Fiscal 2021	646,468	500,000	421,915	—	38,930	1,607,313
Alicia Barker	Fiscal 2022	275,018	217,513	34,206	—	28,385	555,122
Chief Operating Officer	Fiscal 2021	257,821	—	17,736	—	26,000	301,557
Joe Yelenic(6)	Fiscal 2022	200,000	99,000	—	—	—	299,000
Senior Vice President of Corporate Finance	Fiscal 2021	—	—	—	—	—	—

(1)	On January 27, 2022, Board approved, following the recommendation made by the Compensation and Human Resources Committee, the payment of an exceptional bonus equal to $500,000, less all applicable withholdings and deductions, to Mr. Flood for Fiscal 2021 (the “2021 Flood Bonus”), payable at Mr. Flood’s election in (i) a lump-sum cash payment; (ii) shares of our common stock, provided the common stock’s fair market value (determined in accordance with the 2021 Plan (as defined herein)) at the time of such election was at least $1.00 per share; or (iii) in a combination of cash and common stock, subject to the restrictions described in (ii) above, with such bonus to be paid to Mr. Flood as soon as administratively practicable in the 2022 calendar year; provided, however, that if due to our cash position, we were unable to pay the 2021 Flood Bonus to Mr. Flood by December 31, 2022, then the 2021 Flood Bonus would be paid to Mr. Flood, effective as of December 31, 2022, in shares of common stock, determined based on the common stock’s fair market value on the last trading day of the 2022 calendar year and irrespective of the restrictions described in (ii) above, and provided further that, in the event the fair market value of the common stock as of the last trading day of the 2022 calendar year was less than $1.00 per share, then the number of shares of common stock issued to Mr. Flood as of December 31, 2022 would not exceed 500,000 shares of common stock. On December 30, 2022, the last trading day of the 2022 calendar year, the fair market value of our common stock was $2.82 per share and on February 2, 2023, 177,305 shares were issued to Mr. Flood pursuant to the 2021 Flood Bonus.

(2)	Represents the amount recognized for financial statement reporting purposes in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by the Company’s stock price on the date of issuance.

(3)	On January 27, 2022, Mr. Flood was granted 50,000 options expiring in 5 years. On December 28, 2022, Mr. Flood was issued 10,000 shares for board services at $3.02 per share. On January 11, 2022, April 12, 2022 and December 28, 2022, Ms. Barker was issued 200 shares at $9.65, 200 shares at $7.40 and 10,200 shares at $3.02, respectively. On October 21, 2021, Mr. Flood and Ms. Barker were issued 8,334 and 667 shares, respectively at $18.10 per share. On January 8, 2021, and October 21, 2021, Ms. Barker was issued 24 shares at $51.52 per share and 247 shares at $18.10 per share, respectively.

(4)	In accordance with SEC rules, this column reflects the aggregate fair value of the five (5) year option awards totaling $327,669 granted January 22, 2022 in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(5)	Includes vacation pay, car allowance, 401(k) match, pensions and life insurance premiums.

(6)	On November 4, 2022, the Board appointed Mr. Joe Yelenic, Senior Vice President, Corporate Finance, as our principal financial officer.

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Employment Agreements

The Flood Employment Agreement

On January 3, 2014, in connection with our acquisition of Initio, we entered into a services agreement (the “Flood Employment Agreement”) with Brendan Flood. Pursuant to the Flood Employment Agreement, Mr. Flood initially served as Executive Chairman of the Board. Mr. Flood was initially paid a salary of £192,000 per year, less statutory deductions, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage for his roles with both us and our U.K. subsidiary. Under the Flood Employment Agreement, Mr. Flood’s salary is required to be adjusted (but not decreased) annually in connection with the CPI Adjustment (as defined in the Flood Employment Agreement). Mr. Flood is also entitled to an annual bonus of up to 50% of his annual base salary based on reaching certain financial milestones. Additionally, Mr. Flood was entitled to a gross profit appreciation participation, which entitled the participants to 10% of Initio’s “Excess Gross Profit,” which is defined as the increase in Initio gross profits in excess of 120% of the base year’s gross profit, up to $400,000. Mr. Flood’s participating level was 62.5%. On May 29, 2015, the Gross Profit Appreciation Bonus associated with this employment agreement was converted into 1,039,380 shares of Series A Preferred Stock. On January 8, 2021, all of his Series A Preferred Stock were converted into 45,100 shares of our common stock.

The Flood Employment Agreement had an initial term of five years and automatically renews thereafter unless 12 months’ written notice is provided by either party. It also includes customary non-compete/solicitation language for a period of 12 months after termination of employment, and in the event of a change in control, we may request that Mr. Flood continue employment with the new control entity. In December 2017, upon the reorganization of the Company and departure of Mr. Briand, Mr. Flood’s title was changed to Chairman and he assumed the roles of our Chief Executive Officer and President. On January 1, 2018, the Company increased his salary by the CPI Adjustment. On January 1, 2019 and on January 1, 2020, Mr. Flood was eligible for a CPI salary adjustment and chose to waive this adjustment. Effective January 1, 2020, Mr. Flood’s salary changed to $503,000 and bonus changed to up to 75% of his annual base salary.

The Barker Employment Agreement

We entered into an employment agreement with Alicia Barker that appointed her as our Chief Operating Officer effective July 1, 2018 (the “Barker Employment Agreement”). Ms. Barker also serves as a director on the Board and receives stock compensation for her service as a director on the Board.

Under the terms of the Barker Employment Agreement, Ms. Barker currently receives an annual base salary of $250,000 and is entitled to receive an annual performance bonus of up to 75% of her base salary based on the achievement of certain performance metrics. Ms. Barker’s base salary is required to be reviewed by the Board on an annual basis and may be increased, but not decreased, in its sole discretion. Ms. Barker is also entitled to reimbursement of certain out-of-pocket expenses incurred in connection with her services to the Company and to participate in the benefit plans generally made available to other executives of the Company. Effective January 1, 2021, Ms. Barker’s salary changed to $275,000.

In the event Ms. Barker is terminated without cause or for good reason (as such terms are defined in the Barker Employment Agreement), she is entitled to receive (subject to certain requirements, including signing a general release of claims): (i) any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through her termination date; (ii) severance pay in an amount equal to 12 months’ base salary; and (iii) any earned but unpaid performance bonus. In the event Ms. Barker is terminated for cause or without good reason, she is only entitled to receive any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through her termination date.

The Barker Employment Agreement also contains customary confidentiality, non-solicitation and non-disparagement clauses.

The Yelenic Employment Agreement

We entered into an employment agreement with Joe Yelenic that appointed him as our Senior Vice President, Corporate Finance effective April 18, 2022 (the “Yelenic Employment Agreement”).

Under the terms of the Yelenic Employment Agreement, Mr. Yelenic currently receives an annual base salary of $320,000 and is entitled to receive an annual performance bonus of up to $140,000 based on the achievement of certain performance metrics. The Yelenic Employment Agreement will continue in effect unless terminated by either party upon written notice provided of not less than six months. Mr. Yelenic is also entitled to reimbursement of certain out-of-pocket expenses incurred in connection with his services to the Company and to participate in the benefit plans generally made available to other executives of the Company.

In the event Mr. Yelenic is terminated without cause or for good reason (as such terms are defined in the Yelenic Employment Agreement), he is entitled to receive (subject to certain requirements, including signing a general release of claims) (i) any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through his termination date and (ii) any earned but unpaid performance bonus. In the event Mr. Yelenic is terminated for cause or without good reason, he is only entitled to receive any earned but unpaid base salary and vacation time, as well as unreimbursed expenses, through his termination date.

The Yelenic Employment Agreement also contains customary confidentiality, non-solicitation and non-disparagement clauses.

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Outstanding Equity Awards at December 31, 2022

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of the named executive officers for Fiscal 2022.

	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Option awards
Brendan Flood(1)	110	(1)	—	110	$6,000	01/07/2024
	50	(2)	—	50	3,000	03/01/2025
	160	(3)	—	160	405	02/28/2027
	50,000	(4)	—	50,000	7.80	01/27/2027

(1)	These options are fully vested, were issued pursuant to the 2014 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

(2)	These options are fully vested, were issued pursuant to the 2015 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

(3)	These options are fully vested, were issued pursuant to the 2016 Equity Incentive Plan and are exercisable for a period of 10 years from the date of grant.

(4)	These options are fully vested, were issued pursuant to the 2021 Equity Incentive Plan and are exercisable for a period of 5 years from the date of grant.

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Compensation of Directors

The following table provides compensation information for Fiscal 2022 for each member of our Board during Fiscal 2022:

	Fees Earned
	or Paid in	Stock
	Cash ($)	Awards ($) (1)	Total ($)
Brendan Flood(2)	—	30,200	30,200
Dimitri Villard(3)	100,000	34,214	134,214
Jeff Grout(4)	100,000	34,214	134,214
Nicholas Florio(5)	100,000	34,214	134,214
Alicia Barker(6)	—	34,214	34,214
Vincent Cebula(7)	100,000	34,214	134,214

(1)

We account for stock-based instruments issued to employees in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by our stock price on the date of issuance. We issued these shares under our 2021 Omnibus Incentive Plan, whereby these shares vest on the third anniversary of the date of grant. A nonemployee who sits on the Board and is compensated by us solely for the individual’s role as a director will be treated as an employee under ASC 718.

On January 11, 2022, April 12, 2022 and December 28, 2022, Mr. Villard, Mr. Grout, Mr. Florio, Ms. Barker and Mr. Cebula were issued 200 shares at $9.65, 2,000 shares at $7.40 and 10,200 shares at $3.02, respectively. On December 28, 2022, Mr. Flood was issued 10,000 shares at $3.02 per share.

(2)	Mr. Flood does not receive any cash compensation for his service as a director. Beginning in the fourth quarter of 2022, Mr. Flood received 10,000 shares per quarter for his service as a director. For information concerning Mr. Flood’s compensation as our President and Chief Executive Officer, please see “Compensation of Executive Officers—Summary Compensation Table”.

(3)	In August 2022, Mr. Villard was named the lead independent director. Mr. Villard formerly served as Chairman of the Nominating and Corporate Governance Committee from May 2014 to July 2022. Mr. Villard has been a member of the Audit Committee and of the Compensation and Human Resources Committee since May 2014. As a member of our Board, Mr. Villard receives an annual payment of $100,000, effective July 1, 2021, payable in monthly installments of $8,333. In addition, for his services as a Board and committee member, Mr. Villard received 200 shares of restricted common stock per quarter for the first three quarters of 2022. Effective October 1, 2022, the shares of restricted stock per quarter increased to 10,000 shares. During Fiscal 2022, Mr. Villard received 10,600 shares of restricted common stock valued at $34,214 for his services as a Board and committee member. As of December 31, 2022, Mr. Villard held 11,561 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock.

(4)	In February 2014, Mr. Grout was named the Chairman of the Compensation and Human Resources Committee and was also named as a member of the Nominating and Corporate Governance Committee. In June 2015, Mr. Grout was also named as a member of the Audit Committee. As a member of our Board, Mr. Grout receives an annual payment of $100,000, effective July 1, 2021, payable in monthly installments of $8,333. In addition, for his services as a Board and committee member, Mr. Grout received 200 shares of restricted common stock per quarter for the first three quarters of 2022. Effective October 1, 2022, the shares of restricted stock per quarter increased to 10,000 shares. During Fiscal 2022, Mr. Grout received 10,600 shares of restricted common stock valued at $34,214 for his services as a Board and committee member. As of December 31, 2022, Mr. Grout held 11,581 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock.

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(5)	In August 2022, Mr. Florio was named the Chairman of the Nominating and Corporate Governance Committee Mr. Florio formerly served as Chairman of the Audit Committee from May 2014 to July 2022. Mr. Florio has been a member of each of the Audit and Corporate Governance Committee and of the Compensation and Human Resources Committee since May 2014. As a member of our Board, Mr. Florio receives an annual payment of $100,000, effective July 1, 2021, payable in monthly installments of $8,333. In addition, for his services as a Board and committee member, Mr. Florio received 200 shares of restricted common stock per quarter for the first three quarters of 2022. Effective October 1, 2022, the shares of restricted stock per quarter increased to 10,000 shares. During Fiscal 2022, Mr. Florio received 10,600 shares of restricted common stock valued at $34,214 for his services as a Board and committee member. As of December 31, 2022, Mr. Florio held 11,624 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock. At the request of Mr. Florio, all cash payments, common stock issuances and stock option issuances have been made in the name of Citrin Cooperman & Company, LLP. As of December 31, 2022, Mr. Florio, in the name of Citrin Cooperman, held 11,624 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock.

(6)	As a non-independent director, Ms. Barker receives equity compensation but is not entitled to cash compensation for services as a director. For her services as a director, Ms. Barker received 200 shares of restricted common stock per quarter for the first three quarters of 2022. Effective October 1, 2022, the shares of restricted stock per quarter increased to 10,000 shares. During Fiscal 2022, Mr. Barker received 10,600 shares of restricted common stock valued at $34,214 for his services as a Board and committee member. As of December 31, 2022, Mr. Barker held 12,795 shares of common stock from stock awards and options representing the right to purchase 17 shares of common stock. For information concerning Ms. Barker’s compensation as our Chief Operating Officer, please see “Executive and Director Compensation—Summary Compensation Table”.

(7)	On July 29, 2021, Mr. Cebula was appointed to the Board as a Class I director, to fill a vacancy as a result of the increase in the size of the Board from five to six persons. In August 2022, Mr. Cebula was named Chairman of the Audit Committee. As a member of our Board, Mr. Cebula receives an annual payment of $100,000, effective July 1, 2021, payable in monthly installments of $8,333. In addition, for his services as a Board and committee member, Mr. Cebula received 200 shares of restricted common stock per quarter for the first three quarters of 2022. Effective October 1, 2022, the shares of restricted stock per quarter increased to 10,000 shares. During Fiscal 2022, Mr. Cebula received 10,600 shares of restricted common stock valued at $34,214 for his services as a Board and committee member. As of December 31, 2022, Mr. Cebula held 10,800 shares of common stock from stock awards.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2022 about the common stock that may be issued upon the exercise of outstanding options, warrants and rights under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercising outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	148,727	$10.38	351,273
Equity compensation plans not approved by security holders(1)	566	$3,318	-

(1) At December 31, 2022, we had two equity compensation plans, the 2014 Equity Incentive Plan and the 2015 Omnibus Incentive Plan, not approved by security holders, which are more fully described below.

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2014 Equity Incentive Plan

On January 28, 2014, the Board adopted the 2014 Equity Incentive Plan (the “2014 Plan”). Under the 2014 Plan, we may grant options to employees, directors, senior management and, under certain circumstances, consultants. The purpose of the 2014 Plan is to secure and retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. A maximum of 834 shares of common stock has been reserved for issuance under the 2014 Plan (adjusted for the Reverse Stock Splits). The 2014 Plan expires on January 28, 2024. As of the Record Date, we had issued 834 options and shares of common stock pursuant to the 2014 Plan and therefore there are no remaining shares eligible to be issued under the 2014 Plan.

The authority to administer the 2014 Plan currently resides with the Compensation and Human Resources Committee.

Transferability

Option awards are not transferable other than by will or by the laws of descent and distribution unless otherwise provided in the individual option agreement.

Change of Control Event

In the event of a change in control, then, without the consent or action required of any holder of an option award (in such holder’s capacity as such):

(i) Any surviving corporation or acquiring corporation or any parent or affiliate thereof, as determined by the Board in its discretion, will assume or continue any option awards outstanding under the plan in all or in part or shall substitute to similar stock awards in all or in part; or

(ii) In the event any surviving corporation or acquiring corporation does not assume or continue any option awards or substitute to similar stock awards, for those outstanding under the plan, then: (a) all unvested option awards will expire (b) vested options will terminate if not exercised at or prior to such change in control; or

(iii) Upon change in control, the Board may, in its sole discretion, accelerate the vesting, partially or in full, in the sole discretion of the Board and on a case-by-case basis of one or more option awards as the Board may determine to be appropriate prior to such events.

Notwithstanding the above, in case of change in control, in the event all or substantially all of the shares of our common stock of are to be exchanged for securities of another company, then each holder of an option award shall be obliged to sell or exchange, as the case may be, any shares such holder holds or purchased under the plan, in accordance with the instructions issued by the Board, whose determination shall be final.

Termination of Employment/Relationship

In the event of termination of the option holder’s employment with us or any of our affiliates, or if applicable, the termination of services given to us or any of our affiliates by consultants of the Company or any of its affiliates for cause (as defined in the plan), all outstanding option awards granted to such option holder (whether vested or not) will immediately expire and terminate on the date of such termination and the holder of option awards will not have any right in connection to such outstanding option awards, unless otherwise determined by the Board. The shares of common stock covered by such option awards will revert to the 2014 Plan.

2015 Omnibus Incentive Plan

On September 23, 2015, the Board adopted the 2015 Omnibus Incentive Plan (the “2015 Plan”). Under the 2015 Plan, we may grant options to our employees, directors, senior management and, under certain circumstances, consultants. The purpose of the 2015 Plan is to retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

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The 2015 Plan provides for an aggregate of 1,500 shares of common stock to be available for awards (adjusted for the Reverse Stock Splits). The number of shares available for grant pursuant to awards under the 2015 Plan is referred to as the “Available Shares”. If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2015 Plan.

The 2015 Plan has a term of ten years and no further awards may be granted under the 2015 Plan after that date. As of the Record Date, we had issued 1,500 in options and shares of common stock pursuant to the 2015 Plan and had 0 unissued securities remaining under the 2015 Plan.

Awards Available for Grant

The Compensation and Human Resources Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Compensation and Human Resources Committee may not grant to any one person in any one calendar year awards (i) for more than 500 common shares in the aggregate or (ii) payable in cash in an amount exceeding $3,600 in the aggregate.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Compensation and Human Resources Committee, however, may permit awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Change in Control

Except to the extent otherwise provided in an award, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the Plan will become fully vested and performance compensation awards will vest, as determined by the Compensation and Human Resources Committee, based on the level of attainment of the specified performance goals. In general, the Compensation and Human Resources Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a change in control. The Compensation and Human Resources Committee can also provide otherwise in an award under the 2015 Plan.

2016 Omnibus Incentive Plan

On October 25, 2016, our Board adopted the 2016 Omnibus Incentive Plan (the “2016 Plan”) to, among other things, attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants and to promote the success of our business. On January 26, 2017, our stockholders approved the 2016 Plan, pursuant to which 8,334 shares of our common stock were reserved for issuance under stock and stock option awards (adjusted for the Reverse Stock Splits). On May 30, 2018, our stockholders approved an amendment to the 2016 Plan to increase the total number of shares reserved for issuance under the 2016 Plan to 20,834 shares of our common stock. As of the Record Date, we had issued 20,834 shares and options to purchase shares of common stock pursuant to the 2016 Plan, leaving 0 shares remaining under the 2016 Plan. The Compensation and Human Resources Committee administers the 2016 Plan.

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The Compensation and Human Resources Committee administers the 2016 Plan. The Compensation and Human Resources Committee will have the authority, without limitation to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of common shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, common shares, other securities, other awards or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common shares, other securities, other awards or other property and other amounts payable with respect to an award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2016 Plan and any instrument or agreement relating to, or award granted under, the 2016 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation and Human Resources Committee shall deem appropriate for the proper administration of the 2016 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; and (x) make any other determination and take any other action that the Compensation and Human Resources Committee deems necessary or desirable for the administration of the 2016 Plan. The Compensation and Human Resources Committee will have full discretion to administer and interpret the 2016 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the 2016 Plan. The Compensation and Human Resources Committee has the sole and complete authority to determine who will be granted an award under the 2016 Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2016 Plan.

Number of Shares Authorized

The 2016 Plan provides for an aggregate of 20,834 shares of common stock to be available for awards. The 2016 Plan has a term of ten years and no further awards may be granted under the 2016 Plan after that date.

Awards Available for Grant

The Compensation and Human Resources Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) (each defined under the 2016 Plan) or any combination of the foregoing subject to the number of available shares. Notwithstanding anything to the contrary in the 2016 Plan, the Compensation and Human Resources Committee may not grant to any one participant under the plan in any one calendar year awards (i) for more than 1,334 common shares in the aggregate or (ii) payable in cash in an amount exceeding $750,000 in the aggregate.

Options

Under the terms of the 2016 Plan, unless the Compensation and Human Resources Committee determines otherwise in the case of an option substituted for another option in connection with a corporate transaction, the exercise price of the options will not be less than the fair market value (as determined under the 2016 Plan) of the shares of common stock on the date of grant. Options granted under the 2016 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation and Human Resources Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2016 Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder.)

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Stock Appreciation Rights

The Compensation and Human Resources Committee is authorized to award Stock Appreciation Rights (“SARs”) under the 2016 Plan. SARs will be subject to such terms and conditions as established by the Compensation and Human Resources Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the 2016 Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option which corresponds to such SARs. SARs shall be subject to terms established by the Compensation and Human Resources Committee and reflected in the award agreement.

Restricted Stock

The Compensation and Human Resources Committee is authorized to award restricted stock under the 2016 Plan. Unless otherwise provided by the Compensation and Human Resources Committee and specified in an award agreement, restrictions on restricted stock will lapse after three years of service with the Company. The Compensation and Human Resources Committee will determine the terms of such restricted stock awards. Shares of restricted stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Compensation and Human Resources Committee for a specified period. Unless the Compensation and Human Resources Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Compensation and Human Resources Committee is authorized to award restricted stock unit awards under the 2016 Plan. Unless otherwise provided by the Compensation and Human Resources Committee and specified in an award agreement, restricted stock units vest after three years of service with the Company. The Compensation and Human Resources Committee determines the terms of such restricted stock units. Unless the Compensation and Human Resources Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation and Human Resources Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation and Human Resources Committee.

Stock Bonus Awards

The Compensation and Human Resources Committee is authorized to grant awards of unrestricted shares of common stock or other awards denominated in shares of common stock, either alone or in tandem with other awards, under such terms and conditions as the Compensation and Human Resources Committee may determine.

Performance Compensation Awards

The Compensation and Human Resources Committee is authorized to grant any award under the 2016 Plan in the form of a performance compensation awards. The Compensation and Human Resources Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

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Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. The Compensation and Human Resources Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment

The 2016 Plan has a term of ten years from the effective date of the 2016 Plan. The Board may amend, suspend or terminate the 2016 Plan at any time; however, stockholder approval to amend the 2016 Plan may be necessary if applicable law or listing rule so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control

Except to the extent otherwise provided in an award, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the 2016 Plan will become fully vested or the period of restriction will expire and performance compensation awards vest, as determined by the Compensation and Human Resources Committee, based on the level of attainment of the specified performance goals or assuming that that the applicable “target” levels of performance have been obtained or on such other basis as determined by the Compensation and Human Resources Committee.

2019 Performance Unit Grants

In January 2019, the Board approved the 2019 Performance Unit Grants (the “2019 Performance Grants”). As of the Record Date, the Board has granted 5,167 units to adequately motivate the participants and drive performance. Units vest upon the following:

●	50% upon the employee being in good standing on December 31, 2020; and

●	50% upon the average share price of our common stock during the 90-day period leading up to December 31, 2020, based upon the following vesting rate table:

Average 90-day Price	Vesting Rate
<$480 per share	0
>$480 per share	Pro-rated
>=$720 per share	Full Vesting

A fair valuation of the 2019 Performance Grants has not been completed; however, it is not expected to be material.

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2020 Omnibus Incentive Plan

On June 30, 2020, the Board approved the 2020 Omnibus Incentive Plan (the “2020 Plan”) pursuant to which we may grant equity incentive awards to key employees, key contractors, and non-employee directors of the Company. The 2020 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. A total of 12,500 shares of common stock are reserved for grant under the 2020 Plan, plus any awards reserved under the Company’s prior equity incentive plans, subject to adjustment in certain circumstances to prevent dilution or enlargement. On September 29, 2020, our stockholders approved the 2020 Plan. As of the Record Date, we had issued 12,500 shares and options to purchase shares of common stock pursuant to the 2020 Plan, therefore leaving 0 shares remaining under the 2020 Plan. The Compensation and Human Resources Committee administers the 2020 Plan. The 2020 Plan will terminate on June 30, 2030.

2021 Omnibus Incentive Plan

On August 17, 2021, the Board approved the 2021 Omnibus Incentive Plan (the “2021 Plan”) pursuant to which we may grant equity incentive awards to key employees, key contractors, and non-employee directors of the Company. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. A total of 200,000 shares of common stock are reserved for grant under the 2021 Plan, plus any awards reserved under the Company’s prior equity incentive plans, subject to adjustment in certain circumstances to prevent dilution or enlargement. On October 14, 2021, our stockholders approved the 2021 Plan. On December 27, 2021, we held a special meeting of the stockholders, at which meeting the stockholders approved an amendment to the 2021 Plan to increase the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan by an additional 300,000 shares, to a total of 500,000 shares of our common stock. As of the Record Date, we had issued 486,032 shares and options to purchase shares of common stock pursuant to the 2021 Plan, therefore leaving 13,968 shares remaining under the 2021 Plan. The Compensation and Human Resources Committee administers the 2021 Plan. The 2021 Plan will terminate on August 17, 2031.

Purpose. The purpose of the 2021 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company and our subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of our common stock, or a combination of cash and common stock. The 2021 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by our Board on August 17, 2021 and approved by our stockholders on October 14, 2021. The 2021 Plan will terminate on August 17, 2031, unless earlier terminated by our Board. No award may be granted under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Shares Available. The 2021 Plan, as amended, provides that the aggregate number of shares of our common stock that may be subject to awards under the 2021 Plan cannot exceed 500,000 shares, subject to adjustment in certain circumstances to prevent dilution or enlargement. All of the shares available for issuance as an award under the 2021 Plan may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2021 Plan, the 2021 Plan will be administered by our Board or such committee of our Board as is designated by it to administer the 2021 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, shall consist entirely of two or more “non-employee directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2021 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2021 Plan.

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Shares to be issued under the 2021 Plan may be made available from authorized but unissued shares of our common stock, common stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2021 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. Shares underlying awards granted under the 2021 Plan that expire or are forfeited or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided in the 2021 Plan. Shares withheld by or delivered to us to satisfy the exercise price of stock options or tax withholding obligations with respect to any award granted under the 2021 Plan will nonetheless be deemed to have been issued under the 2021 Plan and will not again be available for grant under the 2021 Plan. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to us or shares cancelled on account of termination, expiration, or lapse of an award shall again be available for grant as incentive stock options under the 2021 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options. Awards granted under the 2020 Plan and the 2016 Plan will remain in full force and effect under such plan in accordance with the awards’ respective terms.

Eligibility. The 2021 Plan provides for awards to the non-employee directors, officers, employees, and contractors of the Company and our subsidiaries and prospective non-employee directors, officers, employees, and contractors who have accepted offers of employment or service from the Company or our subsidiaries, with such awards being effective upon such individual’s commencement of employment with or service to the Company or our subsidiaries, as applicable. As of the date of this proxy statement, there were three non-employee directors, three Section 16 officers, and approximately 223 other employees eligible to participate in the 2021 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2021 Plan.

Stock Options. Subject to the terms and provisions of the 2021 Plan, options to purchase shares of our common stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2021 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our common stock on the date of grant. As of December 1, 2023, the fair market value (as that term is defined in the 2021 Plan) of a share of our common stock was $0.487. All stock options granted under the 2021 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our common stock in the recipient’s name. No dividend or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

Stock Appreciation Rights. The 2021 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our common stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our common stock on the date of grant.

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Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our common stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee. No dividend or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

Restricted Stock. The 2021 Plan provides for the award of shares of our common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2021 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2021 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our common stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2021 Plan prior to their vesting. Restricted stock units will be settled in shares of our common stock, in an amount based on the fair market value of our common stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award; provided, however, that (i) any dividend equivalent rights with respect to such other award may be withheld by us for a participant’s account until such other award is vested, subject to such terms as determined by the Committee; and (ii) such dividend equivalent rights so withheld and attributable to another award will be distributed to such participant in cash or, at the discretion of the Committee, in common stock having a fair market value equal to the amount of such dividend equivalent rights, if applicable, upon vesting of the other award and, if such other award is forfeited, the right to dividend equivalent rights attributable to such forfeited award also will be forfeited. No dividend equivalent rights may be paid or granted with respect to any stock option or SAR. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional common stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan, and to the extent an award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. The 2021 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2021 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our common stock; return on assets, equity or stockholders’ equity; market share; inventory management, inventory turn or shrinkage; employee retention; safety standards; service or product delivery or quality; or total return to stockholders, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2021 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2021 Plan, which is attached as Annex B to this Proxy Statement.

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Recoupment for Restatements. To the extent set forth in the award agreement, the Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time and in accordance with applicable law.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2021 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the extent that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Repricing of Stock Options or SARs. The Committee may “reprice” any stock option or SAR; provided, however, that the repricing of any Stock Option or SAR shall not be permitted without stockholder approval to the extent stockholder approval is required either by (i) any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) applicable law. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our common stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2021 Plan.

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Pay Versus Performance

The following table sets forth compensation information for our principal executive officer (“PEO”), and our other named executive officers (“NEOs”), for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss)
2022	$1,190,206	$892,729	$427,061	$426,554	$22.89	$(16,994,332)
2021	$1,607,313	$2,029,228	$150,779	$149,925	$7.01	$8,158,091

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Brendan Flood, in the Summary Compensation Table for fiscal years 2022 and 2021.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Flood during the applicable year, but also include the value of equity awards which are the amounts recognized for financial statement reporting purposes in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by the Company’s stock price on the date of issuance. See table below for further information.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, namely Alicia Barker for Fiscal 2022 and Fiscal 2021 and Joe Yelenic for Fiscal 2022. Ms. Barker served as the Company’s Chief Operating Officer during Fiscal 2022 and Fiscal 2021. Mr. Yelenic has served as the Company’s Senior Vice President of Corporate Finance during Fiscal 2022.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include the value of equity awards which are the amounts recognized for financial statement reporting purposes in accordance with ASC Topic 718. Stock awards vest in full on the third anniversary of the grant date, and the value of stock award is based upon the fair value of the award at issuance over the vesting term on a straight-line basis. The fair value of the award is calculated by multiplying the number of restricted shares by the Company’s stock price on the date of issuance. See table below for further information.

(5)	Assumes an investment of $100 for the period starting on December 31, 2020 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $40.33 on December 31, 2020; (ii) $9.15 on December 31, 2021; and (iii) $2.82 on December 30, 2022.

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Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2022	$1,190,206	$357,861	$30,192	$-	$30,192	$-	$892,729
2021	$1,607,313	$421,915	$138,265	$-	$705,565	$-	$2,029,228

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non-PEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2022	$427,061	$34,206	$16,596	$-	$17,103	$-	$426,554
2021	$150,779	$17,736	$8,015	$-	$8,868	$-	$149,925

(1)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between “compensation actually paid” to our PEO, the average of “compensation actually paid” to our NEOs, other than our PEO, and our net income (loss) during the two most recently completed fiscal years.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between “compensation actually paid” to our PEO, the average of “compensation actually paid” to our NEOs, other than our PEO, and our cumulative Total Shareholder Return over the two most recently completed fiscal years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock in accordance with the rules of the SEC, as of the Record Date for:

●	each of our directors;

●	each of (i) our principal executive officers during the year ended December 31, 2022, (ii) the two most highly compensated executive officers other than our principal executive officer during that year, and (iii) up to two additional executive officers for whom disclosure would have been provided but for the fact that each such officer was not serving as an executive officer at the end of that year; and

●	all persons, to our knowledge, that are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock; and

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock and Series H Preferred Stock opposite such person’s name. Percentage ownership is based on 7,812,190 shares of Common Stock and 9,000,000 shares of Series H Preferred Stock outstanding as of the Record Date.

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Name of Beneficial Owner	Address	Common Stock Beneficially Owned (1)	Shares of Series H Preferred Stock	Percent of Common Stock	Percent of Series H Preferred Stock	Percentage of Voting Power (2)
Brendan Flood (3)	3 London Wall Buildings, London Wall, London, EC2M 5SY	287,770	-	3.66%	-	3.50%
Joe Yelenic (4)	757 Third Avenue, 27th Floor, New York, NY 10017	1,208	31,050	*	*	*
Dimitri Villard (5)	8721 Santa Monica Blvd, Suite 100 Los Angeles, CA 90069	41,595	-	*	-	*
Nicholas Florio (6)	Citrin Cooperman & Company LLP 529 Fifth Avenue New York, NY 10017	31,641	-	*	-	*
Alicia Barker (7)	757 Third Avenue, 27th Floor, New York, NY 10017	42,795	-	*	-	*
Vincent Cebula (8)	757 Third Avenue, 27th Floor, New York, NY 10017	40,800	-	*	-	*
Directors and officers as a group (6 persons)		445,809	31,050	5.69%	*	5.43%
Greater than 5% Holders:

Jackson Investment Group, LLC (9)	2655 Northwinds Parkway, Alpharetta, GA 30009	373,905	-	4.76%	-	4.56%
RScube Investment, LLC (10)	Rscube Investment, LLC 24 Hayhurst Drive Newtown, PA 18940	642,342	-	8.22%	-	7.87%
Chapel Hill Partners, L.P. (11)	Chapel Hill Partners, LP Jean-Pierre Sakey, GP 33 Bella Casa Way Clayton, NC 27527	350,004	9,000,000	4.29%	100%	4.29%
KLS Investments LLC (12)	c/o Staffing 360 Solutions, Inc. 757 Third Avenue, 27th Floor, New York, NY 10016	25,502	613,151	*	6.81%	*
Ausdauer HW Staffing, LLC (13)	c/o Staffing 360 Solutions, Inc. 757 Third Avenue, 27th Floor, New York, NY 10016	67,297	1,730,483	*	19.23%	*
Jean Neustadt, Jr. Irrevocable Trust II (14)	c/o Staffing 360 Solutions, Inc. 757 Third Avenue, 27th Floor, New York, NY 10016	25,208	648,194	*	7.20%	*
Tristar Partners of Texas LP (15)	c/o Staffing 360 Solutions, Inc. 757 Third Avenue, 27th Floor, New York, NY 10016	35,570	914,641	*	10.16%	*

* Less than 1%.

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	All shares of Series H Preferred Stock shall vote on an as-converted basis, subject to certain beneficial ownership limitations.

(3)	Includes 237,450 shares of Common Stock owned and options to purchase up to 50,320 shares of Common Stock.

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(4)	Mr. Yelenic owns 31,050 shares of Series H Preferred Stock, convertible into an aggregate of approximately 1,208 shares of Common Stock.

(5)	Includes 40,511 shares of Common Stock held personally by Mr. Villard, 1,067 shares of Common Stock held through Byzantine Productions, Inc., for which Mr. Villard is deemed the beneficial owner with sole voting and dispositive power over the securities held by the entity, and options held by Mr. Villard to purchase up to 17 shares of Common Stock.

(6)	Includes 70 shares of Common Stock held personally by Mr. Florio, and 31,554 shares of Common Stock and options to purchase up to 17 shares of Common Stock held in the name of Citrin Cooperman, for which Mr. Florio is deemed the beneficial owner with sole voting and dispositive power over the securities held by the firm.

(7)	Ms. Barker owns 42,795 shares of Common Stock.

(8)	Mr. Cebula owns 40,800 shares of Common Stock.

(9)	Includes (i) 334,478 shares of Common Stock directly owned by Jackson, (ii) up to 15,093 shares of Common Stock issuable upon the exercise of the Amended and Restated Warrant Agreement, as amended, originally dated as of April 25, 2018, by and between us and Jackson, and (iii) up to 24,332 shares of Common Stock issuable upon the exercise of the Warrant Agreement, dated as of October 27, 2022, by and between us and Jackson. The number of shares of Common Stock beneficially owned by Jackson is accurate to the best of the Company’s knowledge based on the Schedule 13D/A filed jointly by Jackson and Richard L. Jackson with the SEC on September 5, 2023. Additionally, Mr. Jackson individually and beneficially owns 2 shares of Common Stock. With the exception of the 2 shares of Common Stock personally owned, Mr. Jackson disclaims beneficial ownership of all of the shares reported to be beneficially owned by Mr. Jackson except to the extent of his pecuniary interest therein.

(10)	Consists of 642,342 shares of Common Stock directly owned by RScube Investment, LLC (“Rscube”), as reported on the Schedule 13D/A filed jointly by RScube, Satvinder Singh and Anil Sharma with the SEC on September 22, 2023. Mr. Singh beneficially owns 50% of the outstanding shares of Rscube. Mr. Sharma beneficially owns the remaining 50% of the outstanding shares of Rscube. Accordingly, each of Rscube, Mr. Singh and Mr. Sharma may be deemed to beneficially own the shares owned directly by Rscube.

(11)	Consists of 9,000,000 shares of Series H Preferred Stock, convertible into an aggregate of approximately 350,004 shares of Common Stock. Pursuant to a voting rights agreement (the “Voting Rights Agreement”), dated as of May 18, 2022, by and among the Company, Headway Workforce Solutions, Inc., a Delaware corporation (“Headway”), Chapel Hill Partners, L.P., as the representative of all the stockholders of Headway (“Chapel Hill”) and the certain stockholders of the Series H Preferred Stock party to the Voting Rights Agreement, from the date of the Voting Rights Agreement until the third anniversary of such date, Chapel Hill (in its capacity as a stockholder) shall, among others, appear at every meeting of the stockholders, including any adjournments or postponements thereof, or otherwise cause all of the Company’s voting stock owned by Chapel Hill or issue a proxy to a third party to vote such voting stock, in favor of each matter proposed and recommended for approval by the Board. Pursuant to the Voting Rights Agreement, Chapel Hill may be deemed to hold voting power of the 9,000,000 shares of Series H Preferred Stock.

(12)	Consists of 613,151 shares of Series H Preferred Stock beneficially owned by KLS Investments LLC (“KLS”), which are convertible into an aggregate of approximately 25,502 shares of Common Stock. The shares of Series H Preferred Stock held by KLS is accurate to the best of the Company’s knowledge.

(13)	Consists of 1,730,483 shares of Series H Preferred Stock beneficially owned by Ausdauer HW Staffing, LLC (“Ausdauer”), which are convertible into an aggregate of approximately 67,297 shares of Common Stock. The shares of Series H Preferred Stock held by KLS is accurate to the best of the Company’s knowledge.

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(14)	Consists of 648,194 shares of Series H Preferred Stock beneficially owned by Jean Neustadt, Jr. Irrevocable Trust II (the “Jean Neustadt, Jr. Trust”), which are convertible into an aggregate of approximately 25,208 shares of Common Stock. The shares of Series H Preferred Stock held by the Jean Neustadt, Jr. Trust is accurate to the best of the Company’s knowledge.

(15)	Consists of 914,641 shares of Series H Preferred Stock beneficially owned by Tristar Partners of Texas LP (“Tristar”), which are convertible into an aggregate of approximately 35,570 shares of Common Stock. The shares of Series H Preferred Stock held by Tristar is accurate to the best of the Company’s knowledge.

PROPOSAL 1 — DIRECTOR ELECTION PROPOSAL

Overview

Our Board is currently composed of five individuals divided into two classes, as nearly equal as possible, and one non-classified director, as follows:

●	Class I: Dimitri Villard, Vincent Cebula and Nicholas Florio;

●	Class II: Alicia Barker; and

●	Non-Classified: Brendan Flood.

The term of office for directors currently serving as Class I directors expires at this Annual Meeting. The term of office for directors elected as Class I directors at this Annual Meeting will expire at the annual meeting of stockholders to occur in calendar year 2025. The term of office for directors currently serving as Class II directors will expire at the annual meeting of stockholders in calendar year 2024. Non-classified directors are to be elected annually. Accordingly, each of the individuals currently serving as a Class I director or non-classified director is up for election at the Annual Meeting.

In general, a director serves in office until his or her successor is duly elected and qualified unless the director resigns, dies or is unable to serve in the capacity of director due to disability or other cause. If a director resigns or is otherwise unable to serve before the end of his or her term, the Board may appoint a director to fill the remainder of that term, reduce the size of the Board, or leave the position vacant.

Nominee Information and Qualifications

After careful review and consideration, the Board has determined it is in the best interest of the Company to re-nominate each of Mr. Villard and Mr. Cebula as Class I directors, Mr. Florio as a Class II director and Mr. Flood as a non-classified director. Our Board has determined that all of our current directors, including the four nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. In addition, our Board has determined that Mr. Villard, Mr. Cebula and Mr. Florio qualify as independent directors under applicable Nasdaq and SEC rules. No director nominee is being nominated pursuant to any arrangement or understanding between such nominee and any other person or persons.

The biographies and qualifications of each of our director nominees are set forth under “Governance of the Company — Executive Officers and Directors” herein. For additional information concerning the process of director nominations and the criteria for selection of director nominees, see “Governance of the Company — Director Qualifications and Board Diversity Matrix”.

Each of the director nominees has consented to be named in this proxy statement and agreed to serve as directors if elected by the stockholders. In the event that any nominee to the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who may be designated by the Board to fill the vacancy. Alternatively, the Board may reduce the size of the Board or maintain such vacancy.

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Vote Required and Recommendation

The election of our director nominees requires the approval of a majority of the votes validly cast with respect to such nominee; provided that if the number of nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. Accordingly, for a nominee to be validly appointed to our Board, the number of shares voted “FOR” that director nominee must exceed the number of votes cast “AGAINST” such director nominee.

For the Director Election Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN” separately for each nominee. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL 2 — 2021 PLAN AMENDMENT PROPOSAL

Overview

Our Board is seeking the approval of our stockholders of an amendment to the 2021 Plan (the “2021 Plan Amendment”), which was adopted by our Board on November 14, 2023, subject to stockholder approval. The 2021 Plan was originally approved by our Board on August 17, 2021 (the “Effective Date”), and by our stockholders on September 30, 2021. Under the 2021 Plan, as originally adopted, we had available 2,000,000 shares of our common stock for issuance as awards under the 2021 Plan. The 2021 Plan was amended on November 17, 2021 to increase the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan by an additional 3,000,000 shares, to a total of 5,000,000 shares of our common stock. On June 24, 2022, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of common stock such that, after giving effect to the reverse stock split and other adjustments, there were 500,000 shares of our common stock available for issuance as awards under the 2021 Plan.

As of the Record Date, there were 13,968 shares remaining available for future issuance as awards under the 2021 Plan. The 2021 Plan Amendment Proposal would further increase the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan by an additional 1,560,000 shares, to a total of 2,060,000 shares of our common stock.

We believe that operation of the 2021 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The 2021 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our equity incentive plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe the number of shares remaining under the 2021 Plan and our other current equity incentive plans, which are the 2020 Plan and the 2016 Plan, is insufficient to meet our current and projected needs. Accordingly, it is the judgment of our Board that the 2021 Plan Amendment Proposal is in the best interest of the Company and its stockholders. We believe that the 2021 Plan Amendment Proposal, which increases the number of shares of common stock available for issuance pursuant to awards under the 2021 Plan, reflects best practices in our industry and is appropriate to permit the granting of equity awards at expected levels for the future.

A copy of the 2021 Plan Amendment and the 2021 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. A summary of the material terms of the 2021 Plan appears in the section titled “Executive and Director Compensation—2021 Omnibus Incentive Plan” above, which summary is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2021 Plan, as amended. Stockholders are urged to review the 2021 Plan before determining how to vote on this proposal.

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Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2021 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received.

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Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2021 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Board considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2021 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

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The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2021 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2021 Plan.

Interests of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2021 Plan and, thus, have a personal interest in the approval of the 2021 Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the 2021 Plan pursuant to the 2021 Plan Amendment Proposal, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2021 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of our Compensation and Human Resources Committee.

The fair market value of our common stock is $0.487 per share based on the closing price of our common stock on December 1, 2023.

Vote Required and Recommendation

The approval of the 2021 Plan Amendment Proposal will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on such proposal represented in person or by proxy.

For the 2021 Plan Amendment Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2021 PLAN AMENDMENT Proposal.

PROPOSAL 3 — COMMON STOCK INCREASE PROPOSAL

Overview

Our Board has approved, subject to stockholder approval, an amendment to our Charter to increase the number of authorized shares of Common Stock from 200,000,000 to 250,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Annex C (the “Common Stock Increase Amendment”).

We currently have a total of 220,000,000 shares of capital stock authorized under our Charter, consisting of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). If the Common Stock Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Common Stock Increase Amendment with the office of the Delaware Secretary of State, which would have the effect of increasing the number of authorized shares of Common Stock from 200,000,000 to 250,000,000 and increase the number of authorized shares of all classes of stock from 220,000,000 to 270,000,000. The number of shares of authorized Preferred Stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals in the near- or medium-term. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

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The Board believes that unless we obtain stockholder approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares of Common Stock in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition. Accordingly, our Board approved the Common Stock Increase Proposal as being in the best interests of the Company.

As of the Record Date, 7,812,190 shares of Common Stock were outstanding and 2,211,170 shares were reserved for future issuance.

Potential Consequences if the Common Stock Increase Proposal is Not Approved

If the Common Stock Increase Proposal is not approved by our stockholders, our financing alternatives will potentially be limited by the lack of available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. Moreover, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Common Stock Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, such issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Common Stock Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If the Common Stock Increase Proposal is approved by the stockholders, the Board will have the authority to file the Common Stock Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Common Stock Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Common Stock Increase Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Common Stock Increase Amendment. If the Board should decide to file the Common Stock Increase Amendment with the office of the Secretary of State of Delaware, the Common Stock Increase Amendment would become effective on the date it is filed.

Interests of Directors and Executive Officers

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders

Vote Required and Recommendation

The approval of the Common Stock Increase Proposal will require the votes cast for the proposal to exceed the votes cast against the proposal.

For the Common Stock Increase Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN”. Abstentions will have no effect on this proposal. Broker non-votes are not expected to occur with respect to the Common Stock Increase Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. To the extent broker non-votes do occur, they will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMMON STOCK INCREASE PROPOSAL.

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PROPOSAL 4 — REVERSE STOCK SPLIT PROPOSAL

Overview

Our Charter currently authorizes the Company to issue a total of 220,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock.

On November 20, 2023, subject to stockholder approval, the Board approved the Reverse Stock Split Amendment to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-20, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 20 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our amended and restated certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed Reverse Stock Split Amendment is included as Annex D to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Reverse Stock Split Amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this Proxy Statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “STAF.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our common shares on Nasdaq.

On July 17, 2023, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of Nasdaq indicating that, based upon the closing bid price of the Company’s common stock for the 30 consecutive business day period between June 1, 2023, through July 14, 2023, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until January 15, 2024, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

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If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could increase our risk of delisting from Nasdaq.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-20.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without the Board effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our amended and restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex D. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 7,812,190 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	3,906,095
3:1	66.67%	2,604,064
4:1	75%	1,953,048
5:1	80%	1,562,438
6:1	83.33%	1,302,032
7:1	85.71%	1,116,028
8:1	87.5%	976,524
9:1	88.89%	868,022
10:1	90%	781,219
11:1	90.91%	710,200
12:1	91.67%	651,016
13:1	92.31%	600,938
14:1	92.86%	558,014
15:1	93.33%	520,813
16:1	93.75%	488,262
17:1	94.12%	459,541
18:1	94.44%	434,011
19:1	94.74%	411,168
20:1	95%	390,610

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

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The par value per share of the Common Stock will remain unchanged at $0.00001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

If the Reverse Stock Split is effected, the terms of the Series H Preferred Stock include an adjustment provision such that the number of shares of Common Stock issuable upon conversion of the Series H Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.

We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock. As of the Record Date, there were 7,812,190 shares of our Common Stock outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2021 Plan, our Board will proportionately reduce such reserve in accordance with the terms of the 2021 Plan. As of the Record Date, there were 500,000 shares of Common Stock reserved for issuance under the 2021 Plan, of which 13,968 remained available for future awards. Following the Reverse Stock Split and disregarding the effect of the 2021 Plan Amendment, if any, such reserve will be reduced to between 250,000 and 25,000 shares of Common Stock, of which between approximately 6,984 and 698 shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants or shares of convertible preferred stock, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to the 2021 Plan or pursuant to the 2020 Plan, 2014 Plan, the 2015 Plan, or the 2016 Plan (together with the 2020 Plan, 2014 Plan, the 2015 Plan, and the 2021 Plan referred to herein as, the “Incentive Plans”), will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

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As of the Record Date, there are 6,697,801 warrants to purchase Common Stock outstanding, representing 6,697,801 shares of Common Stock at a weighted average exercise price of $3.48 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form and you would like to receive a new share certificate reflecting the number of shares of New Common Stock you own, please contact the Company’s transfer agent, Securities Transfer Corporation, 2901 Dallas Pkwy Suite 380, Plano, TX 75093 after the effective time of the Reverse Stock Split, if any. The transfer agent will provide instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

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Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under one of the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Interests of Directors and Executive Officers

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders

Vote Required and Recommendation

The approval of the Reverse Stock Split Proposal will require the votes cast for the proposal to exceed the votes cast against the proposal.

For the Reverse Stock Split Proposal, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have no effect on this proposal. Broker non-votes are not expected to occur with respect to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. To the extent broker non-votes do occur, they will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting must be received no later than August 13, 2024. However, pursuant to such rule, if the 2024 annual meeting is held on a date that is before November 27, 2024 or after January 26, 2025, then a stockholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting. Stockholder proposals should be addressed to the Company’s Secretary at 757 Third Avenue, 27th Floor, New York NY 10017.

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Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our Bylaws. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between August 29, 2024 and September 28, 2024; provided, however, if and only if the 2024 annual meeting is scheduled to be held before November 27, 2024 or after March 7, 2025, such stockholder’s notice must be delivered not earlier than 120 days prior to the date of the 2024 Annual Meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2024 annual meeting or (B) the date which is 90 days prior to the date of the 2024 annual meeting. Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials (or if stockholders sharing an address and currently receiving separate sets of the Company’s proxy materials would prefer to receive a single set), please notify your broker or direct a written request to the attention of the Corporate Secretary at 757 Third Avenue, 27th Floor, New York, NY 10017, or contact us at 646-507-5716. We undertake to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

Our financial statements for Fiscal 2022 are included in our 2022 Annual Report. This proxy statement and our 2022 Annual Report are posted on the Investor Relations section of our website at https://www.staffing360solutions.com/cm/investors/financial-reports and are available from the SEC at its website at www.sec.gov. The information on our website is not incorporated by reference in, and does not form a part of, this proxy statement. You may also obtain a copy of our annual report without charge by sending a written request to Staffing 360 Solutions, Inc., 757 Third Avenue, 27th Floor, New York NY 10017.

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Annex A

Form of 2021 Plan Amendment

SECOND AMENDMENT TO

Staffing 360 Solutions, Inc. 2021 omnibus incentive PLAN

This SECOND Amendment TO Staffing 360 Solutions, INC. 2021 Omnibus Incentive PLAN (this “Amendment”), effective as of December 27, 2023, is made and entered into by Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Common Stock that may be delivered pursuant to Awards under the Plan, as set forth in Section 5.1 of the Plan, by an additional 1,560,000 shares; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan, subject to stockholder approval, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is six million (6,560,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Staffing 360 Solutions, INC.

By:
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

A-2

Annex B

Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan

STAFFING 360 SOLUTIONS, INC.
2021 OMNIBUS INCENTIVE PLAN

The Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan (the “Plan”) was adopted by the Board of Directors of Staffing 360 Solutions, Inc. a Delaware corporation (the “Company”), effective as of August 17, 2021 (the “Effective Date”), subject to approval by the Company’s stockholders.

Article 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

B-1

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means (a) an acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; (b) the individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover, or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or (c) approval by the Board and, if required, stockholders of the Company of, or execution by the Company of any definitive agreement with respect to, or the consummation of (it being understood that the mere execution of a term sheet, memorandum of understanding, or other non-binding document shall not constitute a Change of Control): (i) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (a) or (b) above would be the result, (ii) a liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (ii) shall not trigger the settlement or payment of any Award granted under this Plan that constitutes non-exempt “deferred compensation” for purposes of Section 409A of the Code, and (iii) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company).

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means Staffing 360 Solutions, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

B-2

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act.

2.20 “Exercise Date” is defined in Section 8.3(b) hereof.

2.21 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.22 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.23 “Immediate Family Members” is defined in Section 15.8 hereof.

2.24 “Incentive” is defined in Section 2.3 hereof.

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2.25 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.26 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

2.27 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.28 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.29 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.30 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.31 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.32 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.33 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.34 “Plan” means this Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan, as amended from time to time.

2.35 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.36 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.37 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.38 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.39 “Retirement” shall have the meaning set forth in the Participant’s Award Agreement.

2.40 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

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2.42 “Spread” is defined in Section 12.4(b) hereof.

2.43 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.
ADMINISTRATION

General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

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Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.1 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.1(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.2 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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Article 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is two million (2,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the Participant and shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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Article 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any Stock Option granted hereunder.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

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6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

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6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (x) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (y) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any SAR granted hereunder.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (x) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (y) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

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If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided that (a) any Dividend Equivalent Rights with respect to such Award may be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee; and (b) such Dividend Equivalent Rights so withheld by the Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalent Rights, if applicable, upon vesting of the Award and if such Award is forfeited, the Participant shall have no right to such Dividend Equivalent Rights. No Dividend Equivalent Rights may be paid or granted with respect to any Stock Option or SAR.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory management, inventory turn or shrinkage; employee retention; safety standards; service or product delivery or quality; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Repricing of Stock Options or SARs. The Committee may “reprice” any Stock Option or SAR. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that repricing of any Stock Option or SAR shall not be permitted without stockholder approval to the extent stockholder approval is required either by (x) any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (y) Applicable Law, unless such repricing is approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

Article 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

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7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

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(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10.
TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

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Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

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(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

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Article 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

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15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

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15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan, a copy of which is on file at the principal office of the Company in New York City, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in New York City, New York.

***************

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of October 14, 2021, by its Chief Executive Officer pursuant to prior action taken by the Board.

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	Chief Executive Officer

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AMENDMENT TO

Staffing 360 Solutions, Inc. 2021 omnibus incentive PLAN

This AMENDMENT TO Staffing 360 Solutions, INC. 2021 Omnibus Incentive PLAN (this “Amendment”), effective as of November 17, 2021, is made and entered into by Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Staffing 360 Solutions, Inc. Omnibus Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Common Stock that may be delivered pursuant to Awards under the Plan, as set forth in Section 5.1 of the Plan, by an additional three million shares; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan, subject to stockholder approval, as follows:

1.       Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1       Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is five million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.        Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

B-22

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Staffing 360 Solutions, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

B-23

Annex C

Form of Common Stock Increase Amendment

If the Common Stock Increase Proposal is approved, the Charter will be amended by deleting in its entirety the first paragraph of Article Fourth and replacing it with the following:

“FOURTH. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 270,000,000 shares, consisting of: (x) 250,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and (y) 20,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.”

C-1

Annex D

Form of Reverse Stock Split Amendment

Certificate of Amendment

of

Amended And Restated Certificate of Incorporation

of

Staffing 360 Solutions, Inc.

Staffing 360 Solutions, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on October 12, 2016.

2.	The Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on June 15, 2017 (the “Certificate of Incorporation”).

3.	The Certificate of Incorporation was further amended by Certificates of Amendment of Amended and Restated Certificate of Incorporation of Staffing 360 Solutions, Inc., filed with the Secretary of State of Delaware on January 3, 2018, June 30, 2021, December 27, 2021, and June 23, 2022.

4.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

5.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.00001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.00001 per share, as constituted following such date.

6.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph (f) as follows:

“(f). Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.00001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] (#) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.00001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

7.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

8.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

D-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Staffing 360 Solutions, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this _____ day of __________, 2023.

Staffing 360 Solutions, Inc.

By:
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

D-2

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STAF2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26952-Z86544 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAFFING 360 SOLUTIONS, INC. (THE "COMPANY")

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Class I Directors	For	Against	Abstain
1a. Dimitri Villard	☐	☐	☐
1b. Vincent Cebula	☐	☐	☐
Class II Director			
1c. Nicholas Florio	☐	☐	☐
Non-Classified Director			
1d. Brendan Flood	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V26953-Z86544

STAFFING 360 SOLUTIONS, INC.
Annual Meeting of Stockholders
December 27, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Brendan Flood, or in his absence, Alicia Barker with the power of substitution and resubstituting to vote any and all shares of capital stock of Staffing 360 Solutions, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held via the Internet www.virtualshareholdermeeting.com/STAF2023 on December 27, 2023 at 10:00 AM New York time, and at any adjournments or postponements thereof, upon the matters specified herein and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such proxy holders to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

IF THIS PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO VOTE IS SPECIFIED, SHARES WILL BE VOTED "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. In their discretion, the proxy holders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side